UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04930

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 4

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	4/30/2016

Date of reporting period:	4/30/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Muni High Income Fund

ANNUAL REPORT	APRIL 30, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Maximum amount of income that is eligible for exclusion from federal income taxes

Highlights

PRUDENTIAL MUNI HIGH INCOME FUND

•

The Fund’s overweight against the Barclays Municipal Bond Index (the Index) and the secondary Barclays Municipal Bond Index (50%)/Barclays Municipal High Yield Bond Index (50%)* in the long end of the municipal yield curve added to performance, as spreads (the difference in yields) between long-term municipal bonds and municipal bonds with shorter-term maturities compressed.

•

The Fund benefited from an overweight position in tobacco settlement bonds as this was among the top performing sectors over the period. Tobacco bonds are backed by payments from tobacco companies participating in the Master Settlement Agreement.

•

The Fund’s overweight in pre-refunded bonds had a negative impact as the more defensive structure underperformed. A pre-refunded municipal bond is a bond that the issuer decides to redeem from the bondholder before its maturity date. The Fund’s management team believes these positions provide an additional source of liquidity for the Fund.

*	The Barclays Municipal Bond Index (50%)/Barclays Municipal High Yield Bond Index (50%) is used for the purposes of discussing the Fund’s relative performance with respect to sector weightings, credit ratings, and security selection.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Muni High Income Fund informative and useful. The report covers performance for the 12-month period that ended April 30, 2016.

During the period, the US economy continued to grow modestly. A strong US labor market and low oil prices have encouraged consumers to spend more. Globally, Europe and Japan continue to experience anemic growth, with the slowing economy in China remaining the biggest potential risk to global growth.

After an extremely volatile first quarter, US stocks staged an impressive recovery in mid-February and March to stay slightly positive for the reporting period. The US bull market is in its seventh year, the third longest bull market since World War II.

Bond markets recovered from earlier difficulties and were in positive territory by the end of the reporting period. Treasuries and corporate bonds posted gains, as did high yield.

Given the volatility in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart Parker, President

Prudential Muni High Income Fund

June 15, 2016

Prudential Muni High Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 4/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	6.19	42.83	64.95
Class B	5.83	40.96	60.99
Class C	5.31	37.51	54.93
Class Z	6.48	44.72	69.38
Barclays Municipal Bond Index	5.29	29.90	62.02
Barclays Municipal High Yield Bond Index	4.51	44.17	60.48
Barclays Municipal Bond Index (50%) / Barclays Municipal High Yield Bond Index (50%)	4.93	36.97	62.04
Lipper High Yield Municipal Debt Funds Average	6.20	44.25	51.23

Average Annual Total Returns (With Sales Charges) as of 3/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	0.68	6.63	4.63
Class B	–0.38	7.12	4.81
Class C	3.11	6.72	4.40
Class Z	5.16	7.79	5.33
Barclays Municipal Bond Index	3.98	5.59	4.86
Barclays Municipal High Yield Bond Index	3.45	7.81	4.83
Barclays Municipal Bond Index (50%) / Barclays Municipal High Yield Bond Index (50%)	3.74	6.71	4.90
Lipper High Yield Municipal Debt Funds Average	4.85	7.69	4.10

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Average Annual Total Returns (With Sales Charges) as of 4/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	1.94	6.52	4.70
Class B	0.83	6.95	4.88
Class C	4.31	6.58	4.48
Class Z	6.48	7.67	5.41

Average Annual Total Returns (Without Sales Charges) as of 4/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	6.19	7.39	5.13
Class B	5.83	7.11	4.88
Class C	5.31	6.58	4.48
Class Z	6.48	7.67	5.41

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Muni High Income Fund (Class A shares) with a similar investment in the Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (April 30, 2006) and the account values at the end of the current fiscal year (April 30, 2016) as measured on a quarterly basis. For purposes of the graph, and unless

Prudential Muni High Income Fund	5

Your Fund’s Performance (continued)

otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class. Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	4.00% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	.50%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

Barclays Municipal Bond Index—The Barclays Municipal Bond Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Barclays Municipal High Yield Bond Index—The Barclays Municipal High Yield Bond Index is an unmanaged index of non-rated or Ba1 or below-rated municipal bonds. It gives a broad look at how non-investment-grade municipal bonds have performed.

Barclays Municipal Bond Index (50%) / Barclays Municipal High Yield Bond Index (50%)—This is a custom blend of the Barclays Municipal Bond Index (50%), which is an unmanaged index of long-term investment-grade municipal bonds, and the Barclays Municipal High Yield Bond Index (50%).

Lipper High Yield Municipal Debt Funds Average—The Lipper High Yield Municipal Debt Funds Average (Lipper Average) is based on the average return of all funds in the Lipper High Yield Municipal Debt Funds category for the periods noted. Funds in the Lipper Average invest at least 50% of their assets in lower-rated municipal debt issues.

Investors cannot invest directly in an index or average. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Distribution and Yields as of 4/30/16
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			39.60(%)	43.40(%)		39.60(%)	43.40(%)
Class A	0.43	2.42	4.01	4.28	2.42	4.01	4.28
Class B	0.40	2.27	3.76	4.01	2.27	3.76	4.01
Class C	0.35	1.78	2.95	3.14	1.78	2.95	3.14
Class Z	0.45	2.77	4.59	4.89	2.77	4.59	4.89

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

***Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

Prudential Muni High Income Fund	7

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 4/30/16 (%)
AAA	5.4
AA	9.8
A	19.0
BBB	28.8
BB	11.6
B	9.6
CCC	1.3
CC	0.3
Not Rated	12.4
Cash/Cash Equivalents	1.9
Total Investments	100.0

Source: PGIM, Inc.

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Muni High Income Fund’s Class A shares returned 6.19% for the 12-month period that ended April 30, 2016, outperforming the 5.29% return of the Barclays Municipal Bond Index, and the 4.51% return of the Barclays Municipal High Yield Bond Index. The Fund also outperformed the 4.93% return of the Barclays Municipal Bond Index (50%) / Barclays Municipal High Yield Bond Index (50%).* The Fund was virtually in line with the 6.20% return of the Lipper High Yield Municipal Debt Funds Average.

What were conditions like in the municipal bond market?

•

Municipal securities exhibited solid performance during the reporting period. Mutual fund flows were mixed during the first half of the reporting period but steadily positive during the second half. Supply remained manageable throughout the reporting period. The existing supply of municipal securities can affect prices, since heavier supply can put downward pressure on a bond’s price.

•

During the reporting period the Federal Reserve (Fed) finally hiked rates with a 25 basis point (bp) increase in December. (A basis point is one hundredth of a percentage point.) However, given the concerns regarding global growth, the path to higher rates is expected to be gradual. The municipal yield curve flattened during the reporting period as short-term interest rates rose following the Fed‘s first rate hike since 2006.

•	The favorable technical attributes drove municipal bonds to outperform Treasuries with maturities of five years and longer during the reporting period.

•

As the low rate environment continued, refunding volume outpaced new money issuance during the reporting period. In a refunding deal, a bond issuer reduces its interest expense by redeeming outstanding bonds and issuing new bonds at a lower interest rate.

•

On the credit front, investors absorbed the news flow out of Puerto Rico as credit deterioration continued. Midway through the reporting period, members of Congress inserted themselves into the conversation as several congressional hearings regarding the fiscal and economic stability of Puerto Rico took place. By the end of the reporting period a House Committee released draft legislation to address the crises. Key aspects included a federal control board and provisions for debt restructuring, if voluntary agreements with creditors could not be reached. Final legislation has yet to be enacted. The municipal market continued to view the Puerto Rico crises as non-systemic.

•

In general, state and local governments continued to generate higher revenues through increased tax receipts, which provided for timely balanced budgets. Unfunded retiree obligations remain a broader long-term issue, with the states of Illinois and New Jersey, and the city of Chicago, at the forefront of this concern.

*The Barclays Municipal Bond Index (50%) / Barclays Municipal High Yield Bond Index (50%) is used for the purposes of discussing the Fund’s relative performance with respect to sector weightings, credit ratings, and security selection.

Prudential Muni High Income Fund	9

Strategy and Performance Overview (continued)

What worked?

•

The Fund’s overweight against the Index in the long end of the municipal yield curve added to performance as spreads (the difference in yields) between long-term municipal bonds and municipal bonds with shorter-term maturities compressed.

•

The Fund benefited from an overweight position in tobacco settlement bonds as this was among the top performing sectors over the period. Tobacco bonds are backed by payments from tobacco companies participating in the Master Settlement Agreement.

•

An overweight in airline-backed debt had a positive impact as the industry outperformed during the reporting period. These bonds are known as Industrial Development Bonds, and are used for funding projects such as airline terminals and towers.

•	An overweight in healthcare bonds also had a positive impact on performance during the reporting period as credit spreads narrowed.

•	An underweight versus the Index in Puerto Rico credits had a positive impact as spreads widened during the reporting period and the bonds underperformed the broad market.

What didn’t work?

•

The Fund’s overweight in pre-refunded bonds had a negative impact as the more defensive structure underperformed. The Fund’s management team believes these positions provide an additional source of liquidity for the Fund.

•	The Fund’s overweight in non-airline backed corporate credits had a negative impact as spreads widened.

Current Outlook

Looking ahead, while municipal market technicals typically weaken in the early part of the second quarter, the market is better positioned this year as steady demand is likely to continue in a stable-rate environment. Any supply-driven cheapening should present attractive buying opportunities. The problem credits that have dominated the municipal market headlines in recent years have not been resolved. However, Prudential Fixed Income continues to believe that these credit situations, regardless of the outcomes, do not pose a systemic risk to the broader municipal market. It is expected that taxable municipals should perform in line with corporate bonds, with the potential for outperformance should corporate M&A (merger and acquisition) activity persist.

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Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on November 1, 2015, at the beginning of the period, and held through the six-month period ended April 30, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

Prudential Muni High Income Fund	11

Fees and Expenses (continued)

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Muni High Income Fund		Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,044.20	0.87%	$4.42
	Hypothetical	$1,000.00	$1,020.54	0.87%	$4.37
Class B	Actual	$1,000.00	$1,041.90	1.12%	$5.69
	Hypothetical	$1,000.00	$1,019.29	1.12%	$5.62
Class C	Actual	$1,000.00	$1,039.40	1.62%	$8.21
	Hypothetical	$1,000.00	$1,016.81	1.62%	$8.12
Class Z	Actual	$1,000.00	$1,045.70	0.62%	$3.15
	Hypothetical	$1,000.00	$1,021.78	0.62%	$3.12

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended April 30, 2016, and divided by the 366 days in the Fund’s fiscal year ended April 30, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended April 30, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	0.87	0.87
B	1.12	1.12
C	1.62	1.62
Z	0.62	0.62

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Muni High Income Fund	13

Portfolio of Investments

as of April 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 96.2%

Alabama 1.2%
Jefferson Cnty. Sewer Rev., Sr. Lien, Warrants, Ser. A, AGM	5.000%	10/01/44	500	$558,110
Jefferson Cnty. Sewer Rev., Sr. Lien, Warrants, Ser. A, AGM	5.250	10/01/48	500	562,370
Lower Alabama Gas Dist. Rev., Ser. A	5.000	09/01/46	4,500	5,735,430
Selma Indl. Dev. Brd. Rev., Gulf Opp. Zone, Intl. Paper Co., Ser. A	5.800	05/01/34	1,000	1,161,860
Selma Indl. Dev. Brd. Rev., Gulf Opp. Zone, Intl. Paper Co., Ser. A	6.250	11/01/33	1,750	2,034,077

				10,051,847

Arizona 3.4%
La Paz Cnty. Indl. Dev. Auth. Rev., Solutions-Harmony Pub. Chrt. Sch., Ser. A	5.000	02/15/46	750	806,385
Maricopa Cnty. Indl. Dev. Auth. Rev., Horizon Cmnty. Learning Ctr., Rfdg.	5.000	07/01/35	2,000	2,162,220
Maricopa Cnty. Poll. Ctrl. Corp. Rev., El Paso Elec. Co., Ser. B	7.250	04/01/40	1,500	1,748,160
Phoenix City Indl. Dev. Auth. Rev., Basis Schs. Projs., Ser. A, Rfdg., 144A	5.000	07/01/46	1,000	1,040,000
Phoenix City Indl. Dev. Auth. Rev., Basis Schs., Rfdg., 144A	5.000	07/01/45	1,000	1,040,230
Phoenix City Indl. Dev. Auth. Rev., Great Hearts Academies Proj.	5.000	07/01/44	2,250	2,439,675
Pima Cnty. Indl. Dev. Auth. Rev., Tucson Elec. Pwr. Co.	4.000	09/01/29	3,000	3,281,190
Pinal Cnty. Indl. Dev. Auth., Correct. Facs. Rev., Florence West Prison Proj., Ser. A, ACA	5.250	10/01/19	3,135	3,173,811
Salt Verde Fin. Corp. Gas Rev., Sr. Bonds	5.000	12/01/32	4,590	5,620,272
Salt Verde Fin. Corp. Gas Rev., Sr. Bonds	5.000	12/01/37	5,680	7,081,824
Tempe AZ Indl. Dev. Auth. Rev., Friendship Vlg., Ser. A, Rfdg.	6.250	12/01/42	1,000	1,091,250

				29,485,017

California 10.2%
ABAG Fin. Auth. for Nonprofit Corp. Rev., Episcopal Senior Cmnty., Rfdg.	6.125	07/01/41	775	891,792
California Cnty. Tob. Secur. Agcy., Rev., Conv., CABS (Converted to Fixed on 12/01/10)	5.250	06/01/21	3,080	3,138,982
California Cnty. Tob. Secur. Corp., Agcy. Rev., Conv., CABS, Ser. B (Converted to Fixed on 12/01/08)	5.100	06/01/28	1,750	1,753,045
California Hlth. Facs. Fin. Auth. Rev., St. Joseph Hlth. Sys., Ser. A	5.750	07/01/39	1,770	2,021,694

See Notes to Financial Statements.

Prudential Muni High Income Fund	15

Portfolio of Investments (continued)

as of April 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
California Hlth. Facs. Fin. Auth. Rev., Stanford Hosp., Ser. A-3, Rfdg.	5.500%	11/15/40	750	$906,810
California Mun. Fin. Auth. Rev., Palmdale Aerospace Academy Proj., 144A	5.000	07/01/46	1,000	1,069,360
California Poll. Ctrl. Fin. Auth. Rev., Wtr. Facs., Amer. Wtr. Cap. Corp. Proj., 144A	5.250	08/01/40	500	564,870
California St., Var. Purp., GO	5.500	11/01/39	1,000	1,150,160
California St., Var. Purp., GO	6.000	04/01/38	3,500	4,012,540
California St., Var. Purp., GO	6.000	11/01/39	1,500	1,761,705
California St. Infrast & Econ. Dev. Bank Rev., Academy Motion Picture Art, Rfdg.	4.000	11/01/45	1,250	1,325,812
California St. Pub. Wks. Brd. Lease Rev., Judicial Council Proj., Ser. D	5.000	12/01/31	1,000	1,187,540
California St. Pub. Wks. Brd. Lease Rev., Various Cap. Proj., Ser. G-1	5.750	10/01/30	750	872,100
California St. Pub. Wks. Brd. Lease Rev., Various Cap. Proj., Ser. I-1	6.375	11/01/34	750	896,985
California St. Sch. Fin. Auth. Chrt. Sch. Rev., Alliance Clg.-Ready Pub. Schs., Ser. A, 144A	5.000	07/01/45	750	811,860
California St. Sch. Fin. Auth. Chrt. Sch. Rev., Kipp LA Proj., Ser. A, 144A	5.000	07/01/45	650	709,371
California Statewide Cmntys. Dev. Auth. Rev., 899 Charleston Proj., Ser. A, Rfdg.	5.250	11/01/44	750	777,848
California Statewide Cmntys. Dev. Auth. Rev., Beverly Cmnty. Hosp. Asst.	5.000	02/01/45	1,500	1,703,160
California Statewide Cmntys. Dev. Auth. Rev., Cottage Hlth. Oblig. Grp.	5.000	11/01/40	2,000	2,235,320
California Statewide Cmntys. Dev. Auth. Rev., Loma Linda Univ. Med. Ctr., Ser. A	5.250	12/01/44	1,000	1,090,070
California Statewide Cmntys. Dev. Auth. Rev., Loma Linda Univ. Med. Ctr., Ser. A	5.250	12/01/56	3,500	3,804,815
California Statewide Cmntys. Dev. Auth. Rev., Sch. Fac., Aspire Pub. Sch. (Prerefunded 01/01/19)(a)	6.000	07/01/30	995	1,126,121
California Statewide Cmntys. Dev. Auth. Rev., Sr. Living Southn. Calif. Presbyterian Homes, 144A	7.250	11/15/41	500	583,030
Fontana Spl. Tax Cmnty. Facs., Dist. 22, Sierra Hills, Rfdg.	5.000	09/01/34	500	570,630
Golden St. Tob. Secur. Corp., Tob. Settlement Rev., Asset Bkd., Sr., Ser. A-1	4.500	06/01/27	8,365	8,498,171
Golden St. Tob. Secur. Corp., Tob. Settlement Rev., Asset Bkd., Sr., Ser. A-1	5.750	06/01/47	11,765	11,794,412
Golden St. Tob. Secur. Corp., Tob. Settlement Rev., Asset Bkd., Sr., Ser. A-2, CABS (Converted to Fixed on 12/01/12)	5.300	06/01/37	5,000	5,014,950

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
Inland Valley CA Dev. Agcy. Tax Alloc., Ser. A, Rfdg.	5.000%	09/01/44	1,000	$1,130,540
Lincoln CA Pub. Fing., Auth. Rev., Twelve Bridges Sub., Ser. B	6.000	09/02/27	1,000	1,174,490
Long Beach CA Bond Fin. Auth. Nat. Gas Pur. Rev., Ser. A	5.000	11/15/35	3,315	4,089,351
Long Beach CA Bond Fin. Auth. Nat. Gas Pur. Rev., Ser. A	5.500	11/15/37	620	819,981
M-S-R Energy Auth. Calif., Ser. A	6.500	11/01/39	2,060	2,948,045
M-S-R Energy Auth. Calif., Ser. A	7.000	11/01/34	1,650	2,472,657
Palomar Pomerado Healthcare Dist. Calif., COP	6.000	11/01/41	1,800	1,922,598
Port of Oakland, Ser. O, AMT, Rfdg.	5.125	05/01/31	1,000	1,132,600
Riverside Cnty. CA Pub. Fing. Auth. Rev., Capital Facs. Proj.	5.250	11/01/45	1,000	1,199,530
Riverside Cnty. CA Redev. Agcy. Tax. Alloc. Intst. 215 Corridor, Ser. E	6.500	10/01/40	2,000	2,377,180
San Buenaventura CA Rev., Cmnty. Mem. Hlth. Sys.	7.500	12/01/41	1,000	1,233,980
San Buenaventura CA Rev., Cmnty. Mem. Hlth. Sys.	8.000	12/01/26	500	655,295
San Francisco City & Cnty. Arpts. Second Ser., Ser. C, AMT, Rfdg.	5.000	05/01/25	1,000	1,172,040
Santa Margarita CA Wtr. Dist. Spl. Tax Cmty. Facs. Dist., Ser. 2013-1, Village of Sendero	5.625	09/01/36	675	772,099
South Bayside CA Wste. Mgmt. Auth., Sol. Wste. Enterprise Rev., Shoreway Environmental, Ser. A	6.000	09/01/36	500	572,585
Tob. Secur. Auth. Northern Calif. Rev., Asset Bkd. Bonds, Ser. A	4.750	06/01/23	4,020	4,021,126

				87,967,250

Colorado 3.1%
Colorado Edl. & Cultural Fac. Auth. Rev., Impt., Chrt. Sch. Univ. LA, Rfdg., 144A	5.000	12/15/45	1,000	1,038,670
Colorado Edl. & Cultural Fac. Auth. Rev., Lighthouse Building Corp., Rfdg.	5.000	11/01/44	885	916,621
Colorado Edl. & Cultural Fac. Auth. Rev., Rfdg. & Impt., Chrt. Sch. Skyview Academy Proj., 144A	5.375	07/01/44	1,350	1,451,439
Colorado Hlth. Facs. Auth. Rev., Christian Living Cmntys. Proj., Rfdg.	5.250	01/01/37	550	571,252
Colorado Hlth. Facs. Auth. Rev., Christian Living Cmntys. Proj., Ser. A	5.750	01/01/37	1,500	1,516,440
Colorado Hlth. Facs. Auth. Rev., Covenant Retirement Cmntys., Rfdg.	5.000	12/01/35	1,250	1,386,638
Colorado Hlth. Facs. Auth. Rev., Parkview Med. Ctr., Ser. B, Rfdg.	4.000	09/01/34	1,500	1,576,350

See Notes to Financial Statements.

Prudential Muni High Income Fund	17

Portfolio of Investments (continued)

as of April 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Colorado (cont’d.)
Colorado Hlth. Facs. Auth. Rev., Vail Valley Med. Ctr. Proj.	4.000%	01/15/45	2,500	$2,625,200
Colorado Hlth. Facs. Auth. Rev., Valley View Assn. Proj.	5.125	05/15/37	1,240	1,284,429
Colorado Hlth. Facs. Auth. Rev., Valley View Assn. Proj.	5.250	05/15/42	2,500	2,592,000
E-470 Pub. Hwy. Auth. Rev., Ser. C, Rfdg.	5.375	09/01/26	1,000	1,131,480
Park Creek Met. Dist. Ltd. Ppty. Rev. , Senior Lmt. Prop. TA., Rfdg.	5.000	12/01/45	1,500	1,693,635
Plaza Co. Met. Dist. 1 Rev., Rfdg., 144A	5.000	12/01/40	1,000	1,051,470
Pub. Auth. Energy Nat. Gas Pur. Rev.	6.500	11/15/38	5,505	7,847,928

				26,683,552

Connecticut 0.4%
Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Western Conn. Hlth., Ser. M	5.375	07/01/41	1,250	1,409,713
Harbor Point Infrastructure Impt. Dist. Spl. Oblig. Rev., Harbor Point Proj., Ser. A	7.875	04/01/39	2,000	2,363,040

				3,772,753

Delaware 0.2%
Delaware St. Hlth. Fac. Auth. Rev., Nanticoke Mem. Hosp., Ser. A	5.000	07/01/32	1,375	1,491,133

District of Columbia 1.2%
Dist. of Columbia, Rev., Friendship Pub. Chrt. Sch.	5.000	06/01/42	3,500	3,789,310
Dist. of Columbia, Rev., Gallaudet Univ.	5.500	04/01/34	400	460,952
Dist. of Columbia, Rev., Kipp Chrt. Sch.	6.000	07/01/43	850	989,570
Dist. of Columbia, Rev., Kipp Chrt. Sch.	6.000	07/01/48	725	839,042
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev., Dulles Toll Rd., Ser. A, Rfdg.	5.000	10/01/53	2,500	2,729,425
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev., Ser. A, AMT	5.250	10/01/27	1,500	1,629,825

				10,438,124

Florida 8.3%
Boggy Creek Impt. Dist. Rev., Spl. Assmt., Ser. 2013, Rfdg.	5.125	05/01/43	2,885	3,024,086
Broward Cnty. FL Arpt. Rev., Ser. A, AMT	5.250	10/01/43	1,500	1,708,065
Capital Tr. Agcy. Rev., Air Cargo, Aero Miami FX LLC, Sr. Lien, Ser. A, Rfdg.	5.350	07/01/29	2,215	2,414,239
Citizens Ppty. Ins. Corp., Sr. Sec’d., Coastal, Ser. A-1	5.000	06/01/19	1,250	1,399,200

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
Citizens Ppty. Ins. Corp., Sr. Sec’d., High Act, Ser. A-1	6.000%	06/01/16	1,500	$1,507,425
Citizens Ppty. Ins. Corp., Sr. Sec’d., Ser. A-1	5.000	06/01/22	1,000	1,197,040
Cityplace CDD Spl. Assmt. Rev., Rfdg.	5.000	05/01/26	1,000	1,168,330
Collier Cnty. Indl. Dev. Auth. Rev., Arlington of Naples Proj., Ser. A, 144A	8.125	05/15/44	2,000	2,383,420
Davie Edl. Facs. Rev., Nova Southeastern Univ. Proj., Ser. A	5.625	04/01/43	500	580,125
Davie Edl. Facs. Rev., Nova Southeastern Univ. Proj., Ser. A	6.000	04/01/42	1,000	1,191,750
Florida Dev. Fin. Corp. Edl. Facs. Rev., Bay Area Chrt. Fndtn., Ser. A	7.750	06/15/42	2,000	2,247,360
Florida Dev. Fin. Corp. Edl. Facs. Rev., Renaissance Chrt. Sch., Ser. A	6.000	09/15/40	1,750	1,831,217
Greater Orlando Aviation Auth. Orlando Arpt. Fac. Rev., Spl. Purp. - JetBlue Airways Corp. Proj., AMT	5.000	11/15/26	500	538,370
Greater Orlando Aviation Auth. Orlando Arpt. Fac. Rev., Spl. Purp. - JetBlue Airways Corp. Proj., AMT	5.000	11/15/36	4,700	4,971,190
Halifax Hosp. Med. Ctr. Rev., Rfdg.	4.000	06/01/46	2,000	2,034,880
Highlands Cmnty. Dev., Spl. Assmt.	5.550	05/01/36	55	54,719
Hillsborough Cnty. Indl. Dev. Auth. Rev., Hlth. Facs., Univ. Cmnty. Hosp., Ser. B (Prerefunded 08/15/19)(a)	8.000	08/15/32	1,000	1,238,820
Hillsborough Cnty. Indl. Dev. Auth. Rev., Tampa Electric	5.650	05/15/18	1,000	1,090,880
Indigo Cmnty. Dev. Dist. Cap. Impvt. Rev.(b)(c)(d)	5.750	05/01/36	935	448,800
Jacksonville Econ. Dev., Gerdau Ameristeel U.S., Inc., AMT	5.300	05/01/37	3,000	2,781,450
Lakewood Ranch Stewardship Dist., Spl. Assmt.	4.875	05/01/45	1,000	1,031,250
Lakewood Ranch Stewardship Dist., Spl. Assmt., Vlg. Lakewood Ranch S. Proj.	4.250	05/01/26	250	253,668
Lakewood Ranch Stewardship Dist., Spl. Assmt., Vlg. Lakewood Ranch S. Proj.	5.125	05/01/46	1,500	1,546,800
Martin Cnty. Indl. Dev. Auth. Rev., Indiantown Cogeneration Proj., AMT, Rfdg.	3.950	12/15/21	1,750	1,826,510
Martin Cnty. Indl. Dev. Auth. Rev., Indiantown Cogeneration Proj., AMT, Rfdg.	4.200	12/15/25	1,000	1,025,880
Midtown Miami Cmnty. Dev. Dist., Spl. Assmt., Pkg. Garage Proj., Ser. A, Rfdg.	5.000	05/01/37	1,985	2,112,715
North Sumter Cnty. Util. Dependent Dist., Solid Wste. Rev.	5.000	10/01/42	2,000	2,166,140
North Sumter Cnty. Util. Dependent Dist., Util. Rev.	5.750	10/01/43	1,500	1,715,865
Orange Cnty. Hlth. Facs. Auth. Rev., Orlando Hlth. Inc., Ser B.	4.000	10/01/45	1,000	1,039,780

See Notes to Financial Statements.

Prudential Muni High Income Fund	19

Portfolio of Investments (continued)

as of April 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
Palm Beach Hlth. Facs. Auth. Rev., BRRH Corp. Oblig. Grp., Rfdg.	5.000%	12/01/31	500	$574,800
Palm Beach Hlth. Facs. Auth. Rev., Sinai Residences Boca Raton Proj., Ser. A	7.500	06/01/49	1,000	1,231,930
Palm Beach Hlth. Facs. Auth. Rev., Sinai Residences Boca Raton Proj., Ser. C	6.000	06/01/21	1,750	1,827,840
Sarasota Cnty. Fla. Pub. Hosp. Dist. Hosp. Rev., Sarasota Mem. Hosp. Proj., Ser. A	5.625	07/01/39	1,000	1,109,550
South Lake Cnty. Hosp. Dist. Rev., South Lake Hosp.	5.250	10/01/34	1,250	1,363,463
South Lake Cnty. Hosp. Dist. Rev., South Lake Hosp., Ser. A	6.250	04/01/39	1,910	2,156,103
St. Johns Cnty. Indl. Dev. Auth. Rev., Presbyterian Retirement, Ser. A	6.000	08/01/45	1,000	1,125,780
St. Petersburg Hlth. Facs. Auth. Rev., All Children’s Hosp., Ser. A (Prerefunded 11/15/19)(a)	6.500	11/15/39	1,500	1,790,205
Tallahassee Hlth. Facs. Mem. Rev.	5.000	12/01/55	1,000	1,124,730
Village Cmnty. Dev. Dist. No. 7. Fla. Spl. Assmt. Rev., Rfdg.	4.000	05/01/36	2,000	2,040,520
Village Cmnty. Dev. Dist. No. 8. Fla. Spl. Assmt. Rev., Phase II, Rfdg.	6.125	05/01/39	2,250	2,584,957
Village Cmnty. Dev. Dist. No. 9. Fla. Spl. Assmt. Rev.	7.000	05/01/41	825	1,005,906
Village Cmnty. Dev. Dist. No. 9. Fla. Spl. Assmt. Rev., Rfdg.	5.500	05/01/42	2,215	2,546,120
Village Cmnty. Dev. Dist. No.10. Fla. Spl. Assmt. Rev.	5.125	05/01/43	1,160	1,293,876
Village Cmnty. Dev. Dist. No.10. Fla. Spl. Assmt. Rev.	6.000	05/01/44	1,000	1,185,850
Village Cmnty. Dev. Dist. No.11. Fla. Spl. Assmt. Rev.	4.500	05/01/45	1,500	1,547,550

				71,039,154

Georgia 0.9%
Atlanta Arpt. Rev., Gen., Ser. B, AMT, Rfdg.	5.000	01/01/30	500	553,155
Burke Cnty. Dev. Auth. Poll. Ctrl. Rev., Oglethorpe Pwr. - Vogtle Proj., Ser. B	5.500	01/01/33	1,000	1,066,310
Clayton Cnty. Dev. Auth. Spl. Facs. Rev., Delta Air Lines, Ser. A	8.750	06/01/29	2,000	2,465,980
Henry Cnty. Wtr. & Swr. Auth. Rev., AMBAC	6.150	02/01/20	1,000	1,173,460
Marietta Dev. Auth. Rev., Life Univ.	7.000	06/15/39	1,000	1,038,510
Priv. Colleges & Univs. Auth. Rev., Savannah College of Art & Design Proj.	5.000	04/01/44	1,500	1,687,590

				7,985,005

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Guam 0.2%
Guam Govt., Ser. A, GO (Prerefunded 11/15/19)(a)	7.000%	11/15/39	1,000	$1,213,600
Guam Govt. Wtrwrks. Auth. Rev., Ser. A, Rfdg.	5.000	07/01/35	500	569,260

				1,782,860

Hawaii 0.8%
Hawaii Pac. Hlth. Rev., Spl. Purp., Ser. A	5.500	07/01/40	1,000	1,120,650
Hawaii Pac. Hlth. Rev., Spl. Purp., Ser. B	5.750	07/01/40	500	566,955
Hawaii St. Dept. Budget & Fin., Spl. Purp. Rev., 15 Craigside Proj., Ser. A	9.000	11/15/44	1,000	1,226,710
Hawaii St. Dept. Budget & Fin., Spl. Purp. Rev., Hawaii Pacific Hlth. Oblig., Ser. A	5.500	07/01/43	2,500	2,960,725
Hawaii St. Dept. Budget & Fin., Spl. Purp. Rev., Hawaiian Elec. Co.	6.500	07/01/39	1,000	1,138,740

				7,013,780

Idaho 0.1%
Idaho Hlth. Facs. Auth. Rev., St. Luke’s Hlth. Sys. Proj., Ser. A	6.750	11/01/37	1,000	1,127,040

Illinois 8.7%
Chicago Brd. Edu., GO, Ser. A., Rfdg.	7.000	12/01/44	2,000	1,896,180
Chicago O’Hare Int’l. Arpt. Rev., Gen.-Third Lien, Ser. C	6.500	01/01/41	1,000	1,212,680
Chicago O’Hare Int’l. Arpt. Rev., Gen.-Third Lien, Ser. C, AMT, Rfdg.	5.375	01/01/39	1,500	1,707,105
Chicago O’Hare Int’l. Arpt. Rev., Ser. C, AMT, Rfdg.	4.375	01/01/40	2,000	2,103,840
Chicago, IL, GO, Ser. 2003 B, Rmkt., Rfdg.	5.000	01/01/23	750	777,488
Chicago, IL, GO, Ser. 2005 D, Rmkt., Rfdg.	5.500	01/01/37	5,790	5,768,288
Chicago, IL, GO, Ser. 2007 E, Rmkt., Rfdg.	5.500	01/01/35	3,000	2,988,660
Chicago, IL, GO, Ser. A	4.000	12/01/16	335	337,951
Chicago, IL, GO, Ser. A	5.500	01/01/39	1,500	1,492,185
Chicago, IL, GO, Ser. C., Rfdg.	5.000	01/01/26	1,000	1,001,450
Chicago, IL, GO, Ser. C., Rfdg.	5.000	01/01/38	2,500	2,394,525
Chicago, IL Wstwtr. Transmn. Rev., Second Lien, Ser. C, Rmkt., Rfdg.	5.000	01/01/39	3,355	3,688,923
Illinois Fin. Auth. Rev., Cent. DuPage Hlth., Ser. B	5.500	11/01/39	1,500	1,711,890
Illinois Fin. Auth. Rev., Field Museum of Natural History, Rmkt.	4.450	11/01/36	1,000	1,054,010
Illinois Fin. Auth. Rev., Illinois Inst. of Technology, Ser. A	5.000	04/01/31	2,500	2,500,375
Illinois Fin. Auth. Rev., Illinois Inst. of Technology, Ser. A	5.000	04/01/36	5,000	4,999,750

See Notes to Financial Statements.

Prudential Muni High Income Fund	21

Portfolio of Investments (continued)

as of April 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Illinois (cont’d.)
Illinois Fin. Auth. Rev., NorthWestern Mem. Hosp., Ser. A	6.000%	08/15/39	1,500	$1,737,135
Illinois Fin. Auth. Rev., Provena Hlth., Ser. A	6.000	05/01/28	1,500	1,708,545
Illinois Fin. Auth. Rev., Provena Hlth., Ser. A	7.750	08/15/34	1,000	1,193,350
Illinois Fin. Auth. Rev., Rush Univ. Med. Ctr. Oblig. Grp., Ser. A (Prerefunded 11/01/18)(a)	7.250	11/01/38	3,405	3,950,549
Illinois Fin. Auth. Rev., Rush Univ. Med. Ctr., Ser. C (Prerefunded 05/01/19)(a)	6.625	11/01/39	1,000	1,171,560
Illinois Fin. Auth. Rev., Silver Cross & Med. Ctrs. (Prerefunded 08/15/19)(a)	7.000	08/15/44	3,000	3,590,250
Illinois Fin. Auth. Rev., Student Hsg., Edl. Advancement Fd., Inc., Ser. B, Rfdg.	5.000	05/01/30	5,000	5,039,750
Illinois Fin. Auth. Rev., Swedish Covenant, Ser. A	6.000	08/15/38	1,500	1,677,315
Illinois St., GO	5.000	08/01/25	1,000	1,098,250
Illinois St., GO	5.000	03/01/36	1,800	1,888,038
Illinois St., GO	5.000	05/01/36	2,000	2,128,800
Illinois St., GO	5.000	02/01/39	1,500	1,582,695
Illinois St., GO	5.000	05/01/39	1,000	1,056,700
Railsplitter Tob. Settlement Auth. Rev.	6.000	06/01/28	2,250	2,688,773
Regl. Transn. Auth. Rev., Ser. A	4.000	06/01/38	4,015	4,247,348
Regl. Transn. Auth. Rev., Ser. A	4.000	06/01/39	3,015	3,181,518
Springfield Elec. Rev., Sr. Lien, Rfdg.	4.000	03/01/40	1,500	1,583,415

				75,159,291

Indiana 1.1%
Indiana St. Fin. Auth. Rev., Drexel Fndtn. Edl. Facs. Proj., Ser. A(b)	7.000	10/01/39	1,000	978,550
Indiana St. Fin. Auth. Rev., Franciscan Alliance Inc., Ser. A	4.000	11/01/51	2,500	2,551,175
Indianapolis Loc. Pub. Impt. Bd. Bk. Wtrwks. Proj., Ser. A	5.750	01/01/38	1,000	1,128,330
Valparaiso, IN Rev., Pratt Paper LLC Proj., AMT	5.875	01/01/24	1,000	1,163,650
Valparaiso, IN Rev., Pratt Paper LLC Proj., AMT	7.000	01/01/44	1,500	1,850,475
Vigo Cnty. Hosp. Auth. Rev., Union Hosp., Inc.	7.750	09/01/31	1,500	1,792,965

				9,465,145

Iowa 1.7%
Altoona Urban Renewal Tax Rev., Annual Appr.	6.000	06/01/43	1,000	1,070,350
Ames IA Hosp., Mary Greely Med. Ctr. Rev.	5.250	06/15/36	1,000	1,111,750
Iowa St. Fin. Auth. Rev., Midwstrn. Disaster Area, Iowa Fertilizer Co. Proj.	5.000	12/01/19	850	878,126

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Iowa (cont’d.)
Iowa St. Fin. Auth. Rev., Midwstrn. Disaster Area, Iowa Fertilizer Co. Proj.	5.250%	12/01/25	4,600	$4,951,164
Iowa St. Fin. Auth. Rev., Midwstrn. Disaster Area, Iowa Fertilizer Co. Proj.	5.500	12/01/22	5,600	5,828,200
Iowa St. Higher. Edu. Ln. Auth. Rev., Wartburg Clg. Proj., Rfdg.	2.500	10/01/20	435	422,881

				14,262,471

Kansas 0.1%
Kansas St. Dev. Fin. Auth. Hosp. Rev., Adventist Hlth.	5.750	11/15/38	1,000	1,148,780

Kentucky 0.7%
Kentucky Econ. Dev. Fin. Auth. Hosp. Facs. Rev., Owensboro Med. Hlth. Sys., Ser. A	6.375	06/01/40	3,500	4,035,710
Kentucky Econ. Dev. Fin. Auth. Telecom. Rev., Sr., Next Gen. Info., Ser. A	5.000	01/01/45	1,000	1,112,250
Owen Cnty. Wtrwks. Sys. Rev., Amern. Wtr. Co. Proj., Ser. A	6.250	06/01/39	500	562,820
Owen Cnty. Wtrwks. Sys. Rev., Amern. Wtr. Co. Proj., Ser. B	5.625	09/01/39	500	557,215

				6,267,995

Louisiana 1.6%
Louisiana Loc. Govt. Envir. Facs. & Cmnty. Rev., Westlake Chem. Corp., Ser. A-2	6.500	11/01/35	1,000	1,203,010
Louisiana Loc. Govt. Envir. Facs. & Cmnty. Rev., Woman’s Hosp. Fndtn., Ser. A	6.000	10/01/44	2,000	2,331,400
Louisiana Pub. Facs. Auth. Hosp. Rev., Franciscan Missionaries Hosp. (Prerefunded 07/01/19)(a)	6.750	07/01/39	2,000	2,361,600
Louisiana Pub. Facs. Auth. Rev., Ochsner Clinic Fndtn. Proj., Rfdg.	5.000	05/15/47	1,000	1,112,860
Louisiana St. Citizens Ppty. Ins., Assmt. Rev., Ser. C-2 Rmkt., AGC	6.750	06/01/26	2,000	2,233,640
New Orleans Sewerage Serv. Rev.	5.000	06/01/45	500	570,055
New Orleans Sewerage Serv. Rev., Rfdg.	5.000	06/01/44	1,000	1,138,050
St. Charles Parish Gulf Zone, Opp. Zone Rev., Valero Energy Corp. (Mandatory put date 06/01/22)	4.000	12/01/40	2,500	2,726,475

				13,677,090

Maine 0.3%
Maine St. Hlth. & Higher Edl. Facs. Auth. Rev., Maine General Med. Ctr.	7.500	07/01/32	2,000	2,393,120

See Notes to Financial Statements.

Prudential Muni High Income Fund	23

Portfolio of Investments (continued)

as of April 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Maryland 1.7%
Anne Arundel Cnty. Spl. Oblig., Vlg. South Waugh Chapel Proj., Tax Alloc.	6.250%	07/01/40	2,000	$2,115,900
Frederick Cnty. Spl. Oblig., Rev., Jefferson Tech. Park, Ser. B	7.125	07/01/43	2,000	2,272,540
Frederick Cnty. Spl. Oblig., Rev., Sub. Urbana Cmnty. Dev. Auth., Ser. B	5.500	07/01/40	4,705	4,992,005
Howard Cnty. Spl. Oblig., Annapolis Junction Twn. Ctr. Proj., Tax Alloc.	6.100	02/15/44	1,420	1,540,657
Maryland Econ. Dev. Corp., Poll. Ctrl. Rev., Potomac Elect. Pwr. Co., Rfdg.	6.200	09/01/22	1,000	1,142,910
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Charlestown Cmnty., Rfdg.	6.250	01/01/41	1,500	1,730,775
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Lifebridge Hlth.	6.000	07/01/41	600	713,130

				14,507,917

Massachusetts 0.8%
Massachusetts St. Dev. Fin. Agcy. Rev., SABIS International Chrt. Sch., Rfdg.	5.000	04/15/40	1,250	1,370,963
Massachusetts St. Dev. Fin. Agcy. Rev., Tufts Med. Ctr., Ser. I	7.250	01/01/32	2,000	2,422,260
Massachusetts St. Port Auth. Spl. Facs. Rev., Bosfuel Proj., AMT, NATL	5.000	07/01/32	3,000	3,113,820

				6,907,043

Michigan 2.6%
Kent Hosp. Fin. Auth. Rev., Metro Hosp. Proj., Ser. A	6.250	07/01/40	3,000	3,007,590
Michigan Fin. Auth. Rev., Sr., Lien, Detroit Wtr. & Swr.	5.000	07/01/35	500	574,885
Michigan Fin. Auth. Rev., Sr., Lien, Detroit Wtr. & Swr., Ser C-1	5.000	07/01/44	1,000	1,093,020
Michigan St. Bldg. Auth. Rev., Facs. Prog., Ser. I-A, Rfdg.	5.375	10/15/41	750	872,385
Michigan St. Hosp. Fin. Auth. Rev., Henry Ford Hlth.	5.750	11/15/39	1,000	1,137,250
Michigan St. Hosp. Fin. Auth. Rev., McLaren Healthcare Corp. (Prerefunded 05/15/18)(a)	5.750	05/15/38	1,500	1,651,245
Michigan St. Strategic Fund Rev., Var. Detroit Ed. Rmkt. Rfdg.	5.625	07/01/20	1,000	1,166,640
Oakland Cnty. Econ. Dev. Corp. Oblg. Rev., Roman Catholic Archdiocese Detroit, Rfdg.	6.500	12/01/20	1,800	1,904,868
Royal Oak Hosp. Fin. Auth. Hosp. Rev., William Beaumont Hosp., Ser. V (Prerefunded 09/01/18)(a)	8.250	09/01/39	2,150	2,522,380

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Michigan (cont’d.)
Royal Oak Hosp. Fin. Auth. Hosp. Rev., William Beaumont Hosp., Ser. W (Prerefunded 08/01/19)(a)	6.000%	08/01/39	1,000	$1,165,410
Star Intl. Academy, Pub. Sch. Academy, Rfdg.	5.000	03/01/33	2,000	2,096,340
Summit Academy Rev., Rfdg., North Pub. Sch. Academy	5.500	11/01/30	1,500	1,500,465
Summit Academy Rev., Rfdg., Pub. Sch. Academy	6.250	11/01/25	2,060	2,062,596
Wayne Cnty. Arpt. Auth. Rev., Detroit Met. Arpt., Ser. D, AMT, Rfdg.	5.000	12/01/28	1,500	1,695,975

				22,451,049

Minnesota 0.5%
Hugo, MN Rev., Chrt. Sch. Lease, Noble Academy Proj., Ser. A	5.000	07/01/44	1,250	1,271,725
St. Cloud, MN Rev., Centracare Hlth., Ser. A, Rfdg.	4.000	05/01/37	1,250	1,341,400
St. Paul Hsg. & Redev. Auth., Hosp. Rev., Hlth. East Care Sys. Proj.	5.000	11/15/44	1,000	1,147,020
St. Paul Port Auth. Sol. Wste. Disp. Rev., Gerdau St. Paul Steel Mill Proj., Ser. 7, AMT	4.500	10/01/37	1,000	847,440

				4,607,585

Mississippi 0.1%
Warren Cnty. Gulf Opp. Zone, Intl. Paper Proj., Ser. A	6.500	09/01/32	1,000	1,118,400

Missouri 2.1%
Joplin Indl. Dev. Auth. Rev., Freeman Hlth. Sys., Rfdg.	5.000	02/15/35	1,000	1,123,990
Manchester Tax Increment & Transn. Rev., Hwy. 141, Manchester Rd. Proj., Rfdg.	6.875	11/01/39	1,500	1,587,975
Missouri St. Hlth. & Ed. Facs. Auth. Rev., BJC Hlth. Sys., Ser. A	4.000	01/01/45	2,010	2,133,997
Missouri St. Hlth. & Ed. Facs. Auth. Rev., Lutheran Sr. Svcs.	6.000	02/01/41	1,000	1,115,540
Missouri St. Hlth. & Ed. Facs. Auth. Rev., Lutheran Sr. Svcs., Rfdg.	5.000	02/01/44	4,000	4,375,800
Missouri St. Hlth. & Ed. Facs. Auth. Rev., Lutheran Svcs.	5.000	02/01/46	1,000	1,124,770
Missouri St. Hlth. & Ed. Facs. Auth. Rev., St. Anthonys Med. Ctr., Ser B., Rfdg.	4.000	02/01/40	750	779,400
Missouri St. Hlth. & Ed. Facs. Auth. Rev., St. Louis CLG Pharmacy, Ser. B	5.000	05/01/45	1,500	1,609,500
Poplar Bluff Regl. Transn. Dev. Dist., Transn. Sales Tax Rev.	4.750	12/01/42	2,100	2,207,751

See Notes to Financial Statements.

Prudential Muni High Income Fund	25

Portfolio of Investments (continued)

as of April 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Missouri (cont’d.)
St. Louis Cnty. Indl. Dev. Auth. Rev., Friendship Village Sunset Hills, Ser. A	5.875%	09/01/43	1,000	$1,156,690
St. Louis Cnty. Indl. Dev. Auth. Rev., St. Andrews Res. Srs. Obl., Rfdg.	5.125	12/01/45	1,000	1,046,610

				18,262,023

Nevada 0.3%
Clark Cnty. Impt. Dist. Spl. Impvt., Dist. No. 142, Mountains Edge Loc. Impvt., Rfdg.	4.000	08/01/23	1,520	1,570,935
Nevada St. Dept. of Bus. & Ind. Rev., Somerset Acad., Ser. A, 144A	5.125	12/15/45	1,000	1,016,660

				2,587,595

New Hampshire 0.1%
New Hampshire Business Fin. Auth. Sld. Wste. Disp. Rev., Casella Wste. Sys., Inc., Rmkt., AMT (Mandatory put date 10/01/2019), 144A	4.000	04/01/29	1,000	1,029,970

New Jersey 9.2%
Burlington Cnty. Bridge Commn. Econ. Dev. Rev., The Evergreens Proj.	5.625	01/01/38	1,000	1,052,820
New Jersey Econ. Dev. Auth. Rev., Continental Airlines, Inc. Proj., AMT	5.750	09/15/27	1,530	1,738,187
New Jersey Econ. Dev. Auth. Rev., Continental Airlines, Inc. Proj., Rmkt., AMT	5.500	06/01/33	2,000	2,251,500
New Jersey Econ. Dev. Auth. Rev., Continental Airlines, Inc., Proj., Spec. Facs. AMT	5.250	09/15/29	5,000	5,534,350
New Jersey Econ. Dev. Auth. Rev., Continental Airlines, Inc., United Airlines, Inc. Proj., AMT	4.875	09/15/19	2,765	2,930,264
New Jersey Econ. Dev. Auth. Rev., Continental Airlines, Inc., United Airlines, Inc. Proj., AMT	5.125	09/15/23	5,000	5,574,450
New Jersey Econ. Dev. Auth. Rev., Continental Airlines, Inc., United Airlines, Inc. Proj., Ser. A, AMT	5.625	11/15/30	2,275	2,606,354
New Jersey Econ. Dev. Auth. Rev., Goethals Bridge, AMT	5.375	01/01/43	1,390	1,564,959
New Jersey Econ. Dev. Auth. Rev., Provident Grp., Rowan Pptys. LLC, Ser. A	5.000	01/01/48	1,000	1,082,520
New Jersey Econ. Dev. Auth. Rev., Ser. WW	5.250	06/15/40	1,250	1,367,438
New Jersey Econ. Dev. Auth. Rev., Team Academy Chrt. Sch. Proj.	6.000	10/01/43	1,700	1,960,032
New Jersey Econ. Dev. Auth. Rev., Umm Energy Partners, Ser. A, AMT	5.000	06/15/37	1,500	1,558,500

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

New Jersey (cont’d.)
New Jersey Econ. Dev. Auth. Rev., Umm Energy Partners, Ser. A, AMT	5.125%		06/15/43	1,100	$1,146,695
New Jersey Healthcare Facs. Fin. Auth. Rev., AHS Hosp. Corp.	6.000		07/01/41	500	601,065
New Jersey Healthcare Facs. Fin. Auth. Rev., Barnabas Hlth., Ser. A, Rfdg.	5.625		07/01/37	1,000	1,162,290
New Jersey Healthcare Facs. Fin. Auth. Rev., Princeton Healthcare Sys., Rfdg.	5.000		07/01/39	1,000	1,171,310
New Jersey Healthcare Facs. Fin. Auth. Rev., St. Josephs Healthcare Sys.	6.625		07/01/38	3,000	3,292,380
New Jersey Healthcare Facs. Fin. Auth. Rev., University Hosp., Ser. A, AGM	5.000		07/01/46	1,500	1,711,800
New Jersey Healthcare Facs. Fin. Auth. Rev., Virtua Hlth.	5.750		07/01/33	2,000	2,260,980
New Jersey St. Edl. Facs. Auth. Univ. Med. & Dentistry, Ser. B, Rfdg. (Prerefunded 06/01/19)(a)	7.500		12/01/32	1,000	1,198,340
New Jersey St. Tpke. Auth. Tpke. Rev., Growth & Income Secs., Ser. B, AMBAC, CABS (Converted to Fixed on 01/01/15)(Prerefunded 01/01/17)(a)	5.150		01/01/35	4,000	4,122,720
New Jersey St. Transn. Tr. Fd. Sys. Auth., Trans. Sys., Ser. AA	5.000		06/15/45	1,200	1,273,980
New Jersey St. Transn. Tr. Fd. Sys. Auth., Trans. Sys., Ser. AA	5.250		06/15/41	1,000	1,089,960
New Jersey St. Transn. Tr. Fd. Sys. Auth., Trans. Sys., Ser. A	5.875		12/15/38	2,000	2,202,780
Salem Cnty. Poll. Ctrl. Fing. Auth. Rev., Chambers Proj., Ser. A, AMT, Rfdg.	5.000		12/01/23	2,000	2,237,140
South Jersey Transn. Auth. LLC, Rev., Ser. A, Rfdg.	5.000		11/01/39	750	829,815
Tob. Settlement Fing. Corp., NJ Rev., Ser. 1A, Rfdg.	4.500		06/01/23	6,310	6,417,964
Tob. Settlement Fing. Corp., NJ Rev., Ser. 1A, Rfdg.	4.625		06/01/26	8,030	8,090,546
Tob. Settlement Fing. Corp., NJ Rev., Ser. 1A, Rfdg.	4.750		06/01/34	3,000	2,816,370
Tob. Settlement Fing. Corp., NJ Rev., Ser. 1A, Rfdg.	5.000		06/01/41	8,430	7,965,844

					78,813,353

New York 3.4%
Brooklyn Arena Local Dev. Corp., Barclays Ctr. Proj.	6.375		07/15/43	1,250	1,441,225
Build NYC Resource Corp. Rev., Pratt Paper, Inc. Proj., AMT, Rdfg., 144A	5.000		01/01/35	1,000	1,085,520
Erie Cnty. Tob. Asset Secur. Corp. Cap. Apprec., Asset Bkd.-1st Sub., Ser. B, CABS	9.580	(e)	06/01/47	5,000	272,750
Erie Cnty. Tob. Asset Secur. Corp. Cap. Apprec., Asset Bkd.-2nd Sub., Ser. C, CABS	11.320	(e)	06/01/50	4,000	93,880

See Notes to Financial Statements.

Prudential Muni High Income Fund	27

Portfolio of Investments (continued)

as of April 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

New York (cont’d.)
Long Island Pwr. Auth. Elec. Sys. Rev., Ser. A, (Prerefunded 05/01/19)(a)	6.000%	05/01/33	1,500	$1,727,145
Nassau Cnty. Tob. Settlement Corp., Asset Bkd., Sr., Ser. A-3	5.125	06/01/46	2,000	1,898,060
New York City Indl. Dev. Agcy. Rev., Spl. Fac., American Airlines, JFK Int’l. Arpt., AMT, AMR Corp.	7.500	08/01/16	300	305,004
New York City Indl. Dev. Agcy. Rev., Spl. Fac., American Airlines, JFK Int’l. Arpt., AMT, AMR Corp.	7.750	08/01/31	2,400	2,466,792
New York Liberty Dev. Corp. Rev., 4 World Trade Center Proj., Rfdg.	5.750	11/15/51	1,750	2,088,712
New York Liberty Dev. Corp. Rev., Class 1-3 World Trade Ctr., Rfdg., 144A	5.000	11/15/44	5,000	5,415,200
New York St. Dorm. Auth. Rev., Nonst. Supported Debt, NYU Hosp. Ctr., Ser. A	6.000	07/01/40	1,000	1,156,710
New York St. Dorm. Auth. Rev., Orange Regl. Med. Ctr., 144A	5.000	12/01/45	1,000	1,087,460
Onondaga Civic Dev. Corp., St. Joseph Hosp. Hlth. Ctr., Ser. 2012 (Prerefunded 07/01/22)(a)	5.000	07/01/42	1,000	1,222,760
Port Auth. of NY & NJ Spl. Oblig. Rev., JFK Int’l. Air Terminal	5.000	12/01/20	500	568,625
Port Auth. of NY & NJ Spl. Oblig. Rev., JFK Int’l. Air Terminal	6.000	12/01/42	2,500	2,934,175
TSASC, Inc., Rev., Ser. 1, Rfdg.	5.000	06/01/26	865	866,946
TSASC, Inc., Rev., Ser. 1, Rfdg.	5.125	06/01/42	5,015	4,901,862

				29,532,826

North Carolina 0.6%
North Carolina Dept. of Trans. Rev., I-77 Hot Lanes Proj., AMT	5.000	06/30/54	1,500	1,622,490
North Carolina Eastn. Mun. Pwr. Agcy. Pwr. Sys. Rev., Ser. C (Prerefunded 01/01/19)(a)	6.750	01/01/24	1,000	1,157,270
North Carolina Med. Care Commn. Ret. Facs. Rev., First Mtg. Galloway Ridge Proj., Ser. A	6.000	01/01/39	750	803,355
North Carolina Med. Care Commn. Rev., Pennybyrn at Maryfield, Rfdg.	5.000	10/01/35	1,000	1,061,330

				4,644,445

North Dakota 0.1%
Burleigh Cnty. Rev., St. Alexius Med. Ctr. Proj., Ser. A, Rfdg. (Prerefunded 07/01/21)(a)	5.000	07/01/35	750	893,745

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Ohio 3.7%
Buckeye OH Tob. Settlement Fin. Auth., Asset Bkd. Sr. Turbo, Revenue Bonds, Ser. A-2	5.875%	06/01/47	1,550	$1,499,672
Buckeye OH Tob. Settlement Fin. Auth., Asset Bkd. Sr. Turbo, Ser. A-2	5.125	06/01/24	6,450	6,216,445
Buckeye OH Tob. Settlement Fin. Auth., Asset Bkd. Sr. Turbo, Ser. A-2	5.375	06/01/24	2,995	2,901,376
Buckeye OH Tob. Settlement Fin. Auth., Asset Bkd. Sr. Turbo, Ser. A-2	5.875	06/01/30	6,500	6,321,380
Buckeye OH Tob. Settlement Fin. Auth., Asset Bkd. Sr. Turbo, Ser. A-2	6.500	06/01/47	2,275	2,277,844
Franklin Cnty. Hosp. Facs. Rev., Nationwide Children’s Hosp. Proj.	4.000	11/01/45	2,000	2,128,560
Hamilton Cnty. Healthcare Facs. Rev., Christ Hosp. Proj.	5.000	06/01/42	1,250	1,387,725
Hancock Cnty. Hosp. Facs. Rev., Blanchard Valley Hlth. Ctr., Ser. A	6.250	12/01/34	600	710,340
Lucas Cnty. OH Hosp. Rev., Promedica Healthcare, Ser. A, Rfdg.	6.000	11/15/41	750	906,698
Lucas Cnty. OH Hosp. Rev., Promedica Healthcare, Ser. A, Rfdg.	6.500	11/15/37	875	1,087,940
Middleburg Heights Hosp. Rev., Facs. Southwest Gen., Ser. 2011, Rfdg.	5.250	08/01/41	1,200	1,325,400
Montgomery Cnty. Hosp. Facs. Rev., Kettering Hlth. Network Proj.	4.000	08/01/47	1,750	1,816,745
Ohio St. Pvt. Act. Rev., Portsmouth Bypass Proj., AMT	5.000	06/30/53	1,000	1,096,810
Ohio St. Rev., Univ. Hosp. Hlth. Sys., Ser. A, Rfdg.	4.000	01/15/46	1,000	1,042,500
Ohio St. Wtr. Dev. Auth. Rev., FirstEnergy Generation, Ser. B, Rfdg. (Mandatory put date 04/01/20)	3.625	10/01/33	700	728,175

				31,447,610

Oklahoma 0.9%
Oklahoma St. Dev., Fin. Auth. Rev., St. Johns Hlth. Sys., Rfdg.	5.000	02/15/42	1,500	1,670,220
Tulsa Cnty. OK Indl. Auth. Sr. Living Cmnty. Rev., Montereau, Inc. Proj., Ser A	7.125	11/01/30	1,000	1,104,190
Tulsa Mun. Arpt. Tr. Trustees Gen. Rev., American Airlines, Rfdg., AMT (Mandatory put date 06/01/25)	5.000	06/01/35	1,250	1,432,563
Tulsa Mun. Arpt. Tr. Trustees Gen. Rev., American Airlines, Rfdg., AMT	5.500	06/01/35	3,000	3,326,010

				7,532,983

See Notes to Financial Statements.

Prudential Muni High Income Fund	29

Portfolio of Investments (continued)

as of April 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Oregon 0.3%
Multnomah Cnty. OR Hosp. Facs. Auth. Rev., Mirabella at South Waterfront, Ser. A., Rfdg.	5.400%	10/01/44	1,000	$1,107,530
Salem OR Hosp. Facs. Auth. Rev., Capital Manor, Inc., Rfdg.	6.000	05/15/42	1,000	1,118,370

				2,225,900

Pennsylvania 5.9%
Allegheny Cnty. Indl. Dev. Auth. Rev., Environmental Impt., Rfdg.	5.500	11/01/16	355	357,638
Butler Cnty. Hosp. Auth. Rev., Butler Hlth. Sys. Proj. (Prerefunded 07/01/19)(a)	7.250	07/01/39	1,000	1,198,130
Central Bradford Progress Auth. Rev., Guthrie Healthcare Sys., Rfdg.	5.375	12/01/41	2,700	3,093,390
Chester Cnty. Indl. Dev. Auth. Rev., Renaissance Academy Chrt. Sch., Rfdg.	5.000	10/01/44	1,000	1,073,840
Cumberland Cnty. Mun. Auth., Rev., Asbury PA Oblig. Grp.	6.125	01/01/45	2,000	2,139,100
Cumberland Cnty. Mun. Auth., Rev., Asbury PA Oblig. Grp., Rfdg.	5.250	01/01/41	1,000	1,049,620
Cumberland Cnty. Mun. Auth., Rev., Diakon Lutheran, Rfdg. (Prerefunded 01/01/19)(a)	6.375	01/01/39	900	1,029,024
East Hempfield Township Indl. Dev. Auth. Rev., Student Svcs. Inc., Student Hsg. Proj.	5.000	07/01/46	1,000	1,069,790
Fulton Cnty. Indl. Dev. Auth. Hosp. Rev., Med. Ctr. Proj.	5.900	07/01/40	1,000	1,002,550
Geisinger Auth. Hlth. Sys., Ser. A-1	5.125	06/01/41	1,450	1,618,301
Lehigh Cnty. Gen. Hosp. Rev., Lehigh Valley Health Network	4.250	07/01/45	1,000	1,060,790
Montgomery Cnty. Indl. Dev. Auth. Rev., Whitemarsh CCRC, Rfdg.	5.250	01/01/40	1,000	1,012,080
Moon Indl. Dev. Auth. Rev., Baptist Homes Society Oblig., Rfdg.	6.000	07/01/45	2,000	2,069,640
Northampton Cnty. Gen. Purp. Auth. Hosp. Rev., St. Luke’s Hosp. Proj., Ser. A	5.500	08/15/35	1,000	1,085,840
Pennsylvania Econ. Dev. Fin. Auth., Res. Recov., Colver Proj., Ser. F, AMBAC, AMT, Rfdg.	4.625	12/01/18	3,500	3,511,270
Pennsylvania Econ. Dev. Fin. Auth., Swr. Sludge Disp. Rev., Philadelphia Biosolids Fac.	6.250	01/01/32	750	828,757
Pennsylvania Econ. Dev. Fin. Auth., US Airways Grp., Ser. B, Gty. Agmt.	8.000	05/01/29	490	574,746
Pennsylvania Econ. Dev. Fin. Auth. Rev., PA Bridges Finco. LP, AMT	5.000	06/30/42	1,500	1,682,865

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Pennsylvania (cont’d.)
Pennsylvania Tpk. Commn. Rev., Sub., Ser A-1, Rfdg.	5.000%		12/01/46	2,000	$2,266,920
Philadelphia Auth. for Indl. Dev. Rev., First Philadelphia Preparatory Chrt., Ser. A	7.250		06/15/43	2,000	2,379,800
Philadelphia Auth. for Indl. Dev. Rev., Gtr. Philadelphia Hlth Action, Rfdg.	6.625		06/01/50	3,000	3,056,100
Philadelphia Auth. for Indl. Dev. Rev., Mariana Bracetti Academy	7.625		12/15/41	2,000	2,289,100
Philadelphia Auth. for Indl. Dev. Rev., New Fndtn. Chrt. Sch. Proj.	6.625		12/15/41	1,000	1,128,480
Philadelphia Hosp. & Higher Ed. Fac. Auth. Rev., Temple Univ. Hlth. Sys., Ser. A	5.625		07/01/42	6,660	7,307,419
Philadelphia Hosp. & Higher Ed. Fac. Auth. Rev., Temple Univ. Hlth. Sys., Ser. A, Rfdg.	5.000		07/01/34	4,175	4,236,957
Philadelphia Hosp. & Higher Ed. Fac. Auth. Rev., Temple Univ. Hlth. Sys., Ser. A, Rfdg.	5.500		07/01/30	500	511,130
Philadelphia Hosp. & Higher Ed. Fac. Auth. Rev., Temple Univ. Hlth. Sys., Ser. B, Rfdg.	5.500		07/01/26	750	769,395
Susquehanna Area Regl. Arpt. Auth., Arpt. Sys. Rev., Ser. A, AMT	6.500		01/01/38	1,500	1,597,605

					51,000,277

Puerto Rico 1.5%
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A, Rfdg.	5.750		07/01/37	1,350	877,689
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A, Rfdg.	6.000		07/01/47	1,125	731,374
Puerto Rico Comnwlth., Pub. Impt., Ser. A, GO, Rfdg.	5.500		07/01/39	2,000	1,182,720
Puerto Rico Comnwlth., Ser. A, GO, Rfdg.	8.000		07/01/35	6,200	4,030,124
Puerto Rico Elec. Pwr. Auth. Rev., Ser. A, Rfdg.	6.750		07/01/36	2,000	1,206,520
Puerto Rico Elec. Pwr. Auth. Rev., Ser. XX	5.250		07/01/40	2,000	1,201,540
Puerto Rico Pub. Bldgs. Auth. Rev., Govt. Facs., Ser. M, Rfdg.	6.000		07/01/20	2,500	1,458,475
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Cap. Apprec., Ser. A , CABS	13.470	(e)	08/01/33	5,000	526,900
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., First Sub., Ser. A	5.375		08/01/39	1,500	585,045
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., First Sub., Ser. A	5.750		08/01/37	1,000	397,260
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., First Sub., Ser. A	6.000		08/01/42	2,150	864,601

					13,062,248

See Notes to Financial Statements.

Prudential Muni High Income Fund	31

Portfolio of Investments (continued)

as of April 30, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Rhode Island 0.4%
Rhode Island St. Hlth. & Edl. Bldg. Corp. Rev., Hosp. Fing., Lifespan Oblig., Ser. A	7.000%		05/15/39	2,000	$2,297,100
Tob. Settlement Fing. Corp. Rev., Ser. A, Rfdg.	5.000		06/01/40	600	658,266

					2,955,366

South Carolina 0.5%
South Carolina Prt. Auth. Rev, AMT	4.000		07/01/45	1,500	1,554,765
South Carolina St. Pub. Svc. Auth. Rev., Ser. E	5.250		12/01/55	2,500	2,931,525

					4,486,290

South Dakota 0.2%
South Dakota St. Hlth. & Edl. Facs. Auth. Rev., Avera Hlth., Ser. A	5.000		07/01/42	1,655	1,843,471

Tennessee 1.4%
Chattanooga Hlth. Edl. & Hsg. Facs. Brd. Rev., Catholic Hlth., Ser. A	5.250		01/01/45	2,000	2,263,740
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev., Mountain States Hlth. Alliance, First Mtge., Ser. A	6.000		07/01/38	1,000	1,136,960
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev., Mountain States Hlth. Alliance, First Mtge., Ser. A, NATL, ETM, Rfdg.	6.750		07/01/17	2,000	2,124,400
Knox Cnty. Hlth. Edl. & Hsg. Facs. Brd. Hosp. Facs. Rev., Covenant Hlth., Ser. A, CABS	4.460	(e)	01/01/35	1,000	398,430
Metropolitan Govt. Nashville & Davidson Cnty. Hlth. & Edl. Facs. Brd. Rev., Impt. Blakeford at Green Hills, Rfdg.	5.000		07/01/37	850	915,781
Metropolitan Govt. Nashville & Davidson Cnty. Hlth. & Edl. Facs. Brd. Rev., Vanderbilt Univ. Med. Ctr., Ser. A	5.000		07/01/46	1,000	1,154,250
Shelby Cnty. Hlth. Edl. & Hsg. Facs. Brd. Facs. Rev., Germantown Village, Rfdg.	5.250		12/01/42	1,100	1,134,210
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	5.000		02/01/22	1,000	1,171,200
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	5.000		02/01/25	1,500	1,791,885

					12,090,856

Texas 10.2%
Austin Convention Enterprises, Inc. Convention Ctr. Rev., Second Tier, Ser. B, Rfdg., 144A	5.750		01/01/24	3,405	3,465,439
Austin Convention Enterprises, Inc. Convention Ctr. Rev., Second Tier, Ser. B, Rfdg., 144A	5.750		01/01/34	1,000	1,018,590

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
Board of Managers Jt., Guadalupe Cnt., City of Seguin Hosp. Rev., Rfdg.	5.000%		12/01/45	500	$526,040
Brazos River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., AMT, Rmkt., Rfdg.(c)	5.400		05/01/29	2,000	45,000
Brazos River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. A, AMT, Elec. Rmkt., Rfdg.(c)	8.250		10/01/30	3,000	67,500
Brazos River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. D, Rfdg.(c)	5.400		10/01/29	1,000	22,500
Capital Area Cultural Ed. Facs. Fin. Corp. Rev., Roman Catholic Diocese, Ser. B, Rmkt.	6.125		04/01/45	2,050	2,362,420
Central Tex. Regl. Mobility Auth. Rev., Sr. Lien	5.750		01/01/25	1,000	1,150,000
Central Tex. Regl. Mobility Auth. Rev., Sr. Lien	6.000		01/01/41	2,000	2,368,820
Central Tex. Regl. Mobility Auth. Rev., Sr. Lien, Ser. A	5.000		01/01/45	1,000	1,140,350
Clifton Higher Ed. Fin. Corp. Rev., Idea Pub. Sch.	5.000		08/15/42	1,000	1,082,270
Clifton Higher Ed. Fin. Corp. Rev., Idea Pub. Sch.	5.750		08/15/41	1,000	1,122,200
Clifton Higher Ed. Fin. Corp. Rev., Idea Pub. Sch.	6.000		08/15/43	1,000	1,195,910
Clifton Higher Ed. Fin. Corp. Rev., Tejano Cmnty. Ctr., Ser. A	9.000		02/15/38	2,000	2,100,680
Clifton Higher Ed. Fin. Corp. Rev., Uplift Ed., Ser. A	6.125		12/01/40	3,000	3,429,450
Decatur Hosp. Auth. Rev., Wise Regl. Hlth. Sys., Ser. A, Rfdg.	5.250		09/01/44	1,370	1,465,270
Grand Parkway Transn. Corp., 1st Tier Toll Rev., Ser. A	5.125		10/01/43	2,000	2,222,780
Gregg Cnty. Hlth. Facs. Dev. Corp. Rev., Good Shepherd Hlth. Sys., Rfdg., 144A	4.204	(f)	10/01/29	500	503,770
Harris Cnty. Cultural Edu. Facs. Fin. Corp., Houston Methodist Hosp. Oblig.	4.000		12/01/45	1,500	1,589,100
Houston Arpt. Sys. Rev., Ser. B-1, AMT	5.000		07/15/35	2,000	2,202,920
Houston Arpt. Sys. Rev., Spl. Facs. Cont. Airlines, Inc., AMT, Rfdg.	6.625		07/15/38	1,500	1,740,015
Houston Arpt. Sys. Rev., Spl. Facs. Cont. Airlines, Inc., Sub. Lien, Ser. A, AMT, Rfdg.	5.000		07/01/32	1,000	1,122,670
Houston Arpt. Sys. Rev., Sub. Lien, Ser. A, AMT, Rfdg.	5.000		07/01/25	250	286,280
Houston Higher Ed. Fin. Corp., Higher Ed. Rev., Cosmos Fndtn., Inc., Ser. A	5.000		02/15/42	1,250	1,345,463
Houston Higher Ed. Fin. Corp., Higher Ed. Rev., Cosmos Fndtn., Inc., Ser. A	6.500		05/15/31	465	553,359
Houston Higher Ed. Fin. Corp., Higher Ed. Rev., Cosmos Fndtn., Inc., Ser. A, (Prerefunded 05/15/21)(a)	6.500		05/15/31	535	676,550
Kerryville Hlth. Facs. Dev. Corp. Rev., Peterson Regl. Med. Ctr. Proj., Rfdg.	5.000		08/15/35	1,000	1,127,390

See Notes to Financial Statements.

Prudential Muni High Income Fund	33

Portfolio of Investments (continued)

as of April 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
La Vernia Higher Ed. Fin. Corp. Ed. Rev., Kipp, Inc., Ser. A (Prerefunded 08/15/19)(a)	6.375%	08/15/44	1,000	$1,175,090
La Vernia Higher Ed. Fin. Corp. Ed. Rev., Lifeschools of Dallas, Ser. A (Prerefunded 08/15/19)(a)	7.500	08/15/41	2,000	2,419,320
Matagorda Cnty. Nav. Dist. No. 1, Poll. Ctrl. Rev., AEP Tex. Central Co. Proj., Ser. B-1, Rfdg.	4.000	06/01/30	1,000	1,074,150
Matagorda Cnty. Nav. Dist. No. 1, Poll. Ctrl. Rev., AEP Tex. Central Co. Proj., Ser. B-2, Rfdg.	4.000	06/01/30	1,800	1,933,470
Matagorda Cnty. Nav. Dist. No. 1, Poll. Ctrl. Rev., Bonds, Cent. Pwr. & Lt. Co. Proj., Ser. A, Rmkt.	6.300	11/01/29	1,000	1,137,160
Mission Econ. Dev. Corp. Rev., Sr. Lien, Natgasoline Proj., Ser. B, AMT, 144A	5.750	10/01/31	1,000	1,039,970
New Hope Cultural Ed. Fac. Corp. Rev., CHF Collegiate Housing, Tarleton St. Proj.	5.000	04/01/47	1,000	1,081,410
North Tex. Twy. Auth. Rev., First Tier, Ser. A	6.250	01/01/39	1,500	1,689,705
North Tex. Twy. Auth. Rev., First Tier, Sys., Rfdg.	6.000	01/01/38	2,000	2,367,840
North Tex. Twy. Auth. Rev., First Tier, Sys., Ser. SE, Rfdg., Unrefunded	5.750	01/01/40	1,690	1,813,674
North Tex. Twy. Auth. Rev., Second Tier, Ser. F, Rfdg. (Prerefunded 01/01/18)(a)	5.750	01/01/38	2,500	2,705,550
North Tex. Twy. Auth. Rev., Ser. A, Rfdg.	4.000	01/01/38	2,000	2,131,180
North Tex. Twy. Auth. Rev., First Tier, Sys., Ser. A, Rfdg., (Prerefunded 01/01/18)(a)	5.750	01/01/40	1,810	1,958,818
Pharr Higher Ed. Fin. Auth. Ed. Rev., Idea Pub. Sch., Ser. A	6.500	08/15/39	1,000	1,118,290
Sabine River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. B(c)	6.150	08/01/22	1,000	22,500
San Juan Higher Ed. Fin. Auth. Rev., Idea Pub. Schs., Ser. A	6.700	08/15/40	1,000	1,159,790
Tarrant Cnty. Cultural Ed. Fac. Fin. Corp. Rev., Baylor Scott & White Hlth., Rfdg.	4.000	11/15/42	2,750	2,932,792
Tarrant Cnty. Cultural Ed. Fac. Fin. Corp. Rev., Barton Creek Sr. Living Ctr., Rfdg.	5.000	11/15/40	1,100	1,145,738
Tarrant Cnty. Cultural Ed. Fac. Fin. Corp. Rev., Buckingham Sr. Lvng. Cmnty. Proj.	3.875	11/15/20	500	504,820
Tarrant Cnty. Cultural Ed. Fac. Fin. Corp. Rev., Buckingham Sr. Lvng. Cmnty. Proj.	5.500	11/15/45	1,900	2,006,799
Tarrant Cnty. Cultural Ed. Fac. Fin. Corp. Rev., Trinity Terrace Proj., Rfdg.	5.000	10/01/44	1,000	1,096,340
Texas Mun. Gas Acq. & Supply Corp., Gas Supply Rev., Corp. I, Sr. Lien, Ser. A	5.250	12/15/26	4,100	5,051,692

See Notes to Financial Statements.

34

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
Texas Mun. Gas Acq. & Supply Corp., Gas Supply Rev., Corp. I, Sr. Lien, Ser. B	1.125	%(f)	12/15/26	1,500	$1,385,655
Texas Priv. Activity Surface Transn. Corp. Rev., Sr. Lien, Blueridge Transpt., AMT	5.000		12/31/55	1,000	1,085,130
Texas Priv. Activity Surface Transn. Corp. Rev., Sr. Lien, LBJ Infrastructure	7.000		06/30/40	4,670	5,597,369
Texas Priv. Activity Surface Transn. Corp. Rev., Sr. Lien, NTE Mobility Partners	6.875		12/31/39	2,000	2,357,220
Texas Priv. Activity Surface Transn. Corp. Rev., Sr. Lien, NTE Mobility Partners, AMT, Ser. 3A & 3B	6.750		06/30/43	500	618,205
Texas Priv. Activity Surface Transn. Corp. Rev., Sr. Lien, NTE Mobility Partners, AMT, Ser. 3A & 3B	7.000		12/31/38	1,500	1,886,895
Texas St. Pub. Fin. Auth. Chrt. Sch. Fin. Corp. Rev., Ed. Cosmos Fndtn., Ser. A (Prerefunded 02/15/20)(a)	6.200		02/15/40	1,000	1,193,950

					87,623,258

Utah 0.1%
Utah Chrt. Sch. Fin. Auth. Rev., Spectrum Academy Proj., 144A	6.000		04/15/45	1,000	1,056,820

Vermont 0.1%
Vermont Econ. Dev. Auth. Mtge. Rev., Wake Robin Corp. Proj.	5.400		05/01/33	1,100	1,160,709

Virgin Islands 0.1%
Virgin Islands Pub. Fin. Auth. Rev., Matching Fd. Ln. Diageo, Ser. A	6.750		10/01/37	750	842,003

Virginia 2.1%
City of Chesapeake Expressway Toll Road Rev., Transn. Sys., Sr. Ser. B, CABS, Rfdg.	4.020	(e)	07/15/40	1,000	779,310
Mosaic District Cmnty. Dev. Auth. Rev., Ser. A	6.875		03/01/36	1,250	1,438,975
Norfolk Redev. & Hsg. Auth. Multi-Fam. Rental Hsg. Fac. Rev., Sussex Apts., AMT(b)	8.000		09/01/26	4,070	4,072,035
Stafford Cnty. Econ. Dev. Auth. Rev., Mary Washington Healthcare, Rfdg.	4.000		06/15/37	1,000	1,044,840
Virginia Small Business Fin. Auth. Rev., Sr. Lien, Elizabeth River Crossings OpCo LLC Proj., AMT	5.250		01/01/32	2,055	2,316,129
Virginia Small Business Fin. Auth. Rev., Sr. Lien, Elizabeth River Crossings OpCo LLC Proj., AMT	5.500		01/01/42	3,000	3,421,410
Virginia Small Business Fin. Auth. Rev., Sr. Lien, Express Lanes LLC Proj., AMT	5.000		01/01/40	4,780	5,217,704

					18,290,403

See Notes to Financial Statements.

Prudential Muni High Income Fund	35

Portfolio of Investments (continued)

as of April 30, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Washington 1.8%
Port of Seattle Indl. Dev. Corp., Spl. Facs., Delta Airlines, AMT, Rfdg.	5.000%	04/01/30	1,000	$1,071,150
Skagit Cnty. Pub. Hosp. Dist. No. 001 Rev., Skagit Valley Hosp.	5.375	12/01/22	1,190	1,193,927
Skagit Cnty. Pub. Hosp. Dist. No. 001 Rev., Skagit Valley Hosp.	5.750	12/01/35	625	705,012
Skagit Cnty. Pub. Hosp. Dist. No. 001 Rev., Skagit Valley Hosp., Ser. A	5.000	12/01/37	3,000	3,239,430
Tob. Settlement Auth. Wash. Rev., Rfdg.	5.250	06/01/32	1,160	1,332,446
Washington St. Healthcare Facs. Auth. Rev., Kadlec Regl. Med. Ctr., Rdfg. (Prerefunded 12/01/21)(a)	5.000	12/01/42	1,000	1,206,310
Washington St. Healthcare Facs. Auth. Rev., Overlake Hosp. Med. Ctr.	5.500	07/01/30	1,115	1,278,626
Washington St. Healthcare Facs. Auth. Rev., Overlake Hosp. Med. Ctr., Rdfg.	5.000	07/01/38	1,100	1,252,372
Washington St. Healthcare Facs. Auth. Rev., Seattle Children’s Hosp. (Prerefunded 10/01/19)(a)	5.625	10/01/38	1,250	1,449,275
Washington St. Hsg. Fin. Comm. Rev., Rockwood Retmnt. Cmnty. Proj., Ser. A, 144A	7.375	01/01/44	2,000	2,301,460

				15,030,008

Wisconsin 1.2%
Pub. Fin. Auth. Arpt. Facs. Rev., Celanese Proj., Ser. C, AMT, Rfdg.	4.300	11/01/30	3,000	3,093,600
Pub. Fin. Auth. Arpt. Facs. Rev., Cornerstone Chrt. Academy Proj., Ser. A, 144A	5.125	02/01/46	1,000	1,001,360
Pub. Fin. Auth. Arpt. Facs. Rev., Sr. Oblig. Grp., AMT, Rfdg.	5.000	07/01/42	1,500	1,583,760
Pub. Fin. Auth. Arpt. Facs. Rev., Sr. Oblig. Grp., AMT, Rfdg.	5.250	07/01/28	1,000	1,103,930
Wisconsin Hlth. & Ed. Facs. Auth. Rev., Ascension Hlth. Credit Grp., Ser. A, Rfdg.	4.000	11/15/46	2,500	2,659,525
Wisconsin Hlth. & Ed. Facs. Auth. Rev., St. Johns Cmntys. Inc., Ser. B, Rfdg.	5.000	09/15/45	500	541,035

				9,983,210

Wyoming 0.1%
Campbell Cnty. Solid Wste. Facs. Rev., Basin Elec. Pwr. Coop., Ser. A	5.750	07/15/39	500	566,020

TOTAL LONG-TERM INVESTMENTS (cost $772,088,414)				827,764,790

See Notes to Financial Statements.

36

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)

SHORT-TERM INVESTMENT 3.5%
Mississippi
Mississippi St. Business Fin. Corp. Rev., Var. Chevron USA Inc., Ser. L, FRDD (cost $31,200,000)	0.280	(f) %	11/01/35	30,200	$30,200,000

TOTAL INVESTMENTS 99.7% (cost $803,288,414)(Note 5)					857,964,790
Other assets in excess of liabilities 0.3%					2,423,758

NET ASSETS 100.0%					$860,388,548

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ACA—American Capital Access Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

CABS—Capital Appreciation Bonds

CCRC—Continuing Care Retirement Communities

CDD—Community Development District

COP—Certificates of Participation

ETM—Escrowed to Maturity

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

NATL—National Public Finance Guaranty Corp.

OTC—Over-the-counter

PCR—Pollution Control Revenue

#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and/or U.S. guaranteed obligations.
(b)	Indicates a security that has been deemed illiquid. (Unaudited)
(c)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(d)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $448,800 and 0.1% of net assets.
(e)	Represents a zero coupon or step bond. Rate quoted represents effective yield at April 30, 2016.
(f)	Variable rate instrument. The interest rate shown reflects the rate in effect at April 30, 2016.

See Notes to Financial Statements.

Prudential Muni High Income Fund	37

Portfolio of Investments (continued)

as of April 30, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of April 30, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds
Alabama	$—	$10,051,847	$—
Arizona	—	29,485,017	—
California	—	87,967,250	—
Colorado	—	26,683,552	—
Connecticut	—	3,772,753	—
Delaware	—	1,491,133	—
District of Columbia	—	10,438,124	—
Florida	—	70,590,354	448,800
Georgia	—	7,985,005	—
Guam	—	1,782,860	—
Hawaii	—	7,013,780	—
Idaho	—	1,127,040	—
Illinois	—	75,159,291	—
Indiana	—	9,465,145	—
Iowa	—	14,262,471	—
Kansas	—	1,148,780	—
Kentucky	—	6,267,995	—
Louisiana	—	13,677,090	—
Maine	—	2,393,120	—
Maryland	—	14,507,917	—
Massachusetts	—	6,907,043	—
Michigan	—	22,451,049	—
Minnesota	—	4,607,585	—
Mississippi	—	31,318,400	—
Missouri	—	18,262,023	—
Nevada	—	2,587,595	—
New Hampshire	—	1,029,970	—
New Jersey	—	78,813,353	—
New York	—	29,532,826	—

See Notes to Financial Statements.

38

	Level 1	Level 2	Level 3
Municipal Bonds (continued)
North Carolina	$—	$4,644,445	$—
North Dakota	—	893,745	—
Ohio	—	31,447,610	—
Oklahoma	—	7,532,983	—
Oregon	—	2,225,900	—
Pennsylvania	—	51,000,277	—
Puerto Rico	—	13,062,248	—
Rhode Island	—	2,955,366	—
South Carolina	—	4,486,290	—
South Dakota	—	1,843,471	—
Tennessee	—	12,090,856	—
Texas	—	87,623,258	—
Utah	—	1,056,820	—
Vermont	—	1,160,709	—
Virgin Islands	—	842,003	—
Virginia	—	18,290,403	—
Washington	—	15,030,008	—
Wisconsin	—	9,983,210	—
Wyoming	—	566,020	—

Total	$—	$857,515,990	$448,800

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2016 were as follows (Unaudited):

Health Care	24.0%
Corporate Backed IDB & PCR	15.1
Tobacco Appropriated	10.7
Education	8.7
Transportation	8.4
Special Tax/Assessment District	7.4
Power	6.6
Pre-Refunded	5.2
General Obligation	4.1
Other	4.0%
Lease Backed Certificate of Participation	1.8
Water & Sewer	1.7
Solid Waste/Resource Recovery	1.5
Housing	0.5

99.7
Other assets in excess of liabilities	0.3

100.0%

See Notes to Financial Statements.

Prudential Muni High Income Fund	39

Statement of Assets & Liabilities

as of April 30, 2016

Assets
Unaffiliated investments (cost $803,288,414)	$857,964,790
Cash	2,186,478
Interest receivable	14,038,501
Receivable for Fund shares sold	2,969,362
Prepaid expenses	2,158

Total assets	877,161,289

Liabilities
Payable for investments purchased	13,301,183
Payable for Fund shares reacquired	2,370,988
Dividends payable	418,436
Management fee payable	347,438
Distribution fee payable	207,170
Accrued expenses	113,526
Affiliated transfer agent fee payable	11,962
Deferred trustees’ fees	2,038

Total liabilities	16,772,741

Net Assets	$860,388,548

Net assets were comprised of:
Shares of beneficial interest, at par	$823,593
Paid-in capital in excess of par	829,869,980

830,693,573
Undistributed net investment income	5,049,837
Accumulated net realized loss on investment transactions	(30,031,238)
Net unrealized appreciation on investments	54,676,376

Net assets, April 30, 2016	$860,388,548

See Notes to Financial Statements.

40

Class A
Net asset value and redemption price per share ($402,932,680 ÷ 38,559,123 shares of beneficial interest issued and outstanding)	$10.45
Maximum sales charge (4.00% of offering price)	0.44

Maximum offering price to public	$10.89

Class B
Net asset value, offering price and redemption price per share ($57,613,062 ÷ 5,510,402 shares of beneficial interest issued and outstanding)	$10.46

Class C
Net asset value, offering price and redemption price per share ($125,439,050 ÷ 12,000,225 shares of beneficial interest issued and outstanding)	$10.45

Class Z
Net asset value, offering price and redemption price per share ($274,403,756 ÷ 26,289,510 shares of beneficial interest issued and outstanding)	$10.44

See Notes to Financial Statements.

Prudential Muni High Income Fund	41

Statement of Operations

Year Ended April 30, 2016

Net Investment Income
Income
Interest income	$39,177,534

Expenses
Management fee	3,792,331
Distribution fee—Class A	948,381
Distribution fee—Class B	297,226
Distribution fee—Class C	1,112,986
Transfer agent’s fees and expenses (including affiliated expense of $65,900)	478,000
Registration fees	117,000
Custodian and accounting fees	135,000
Shareholders’ reports	61,000
Audit fee	39,000
Legal fees and expenses	23,000
Trustees’ fees	21,000
Insurance expenses	8,000
Miscellaneous	12,690

Total expenses	7,045,614
Less: Custodian fee credit	(21,404)

Net expenses	7,024,210

Net investment income	32,153,324

Realized And Unrealized Gain (Loss) On Investments
Net realized loss on investment transactions	(594,815)
Net change in unrealized appreciation on investments	14,546,551

Net gain on investment transactions	13,951,736

Net Increase In Net Assets Resulting From Operations	$46,105,060

See Notes to Financial Statements.

42

Statement of Changes in Net Assets

	Year Ended April 30,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income	$32,153,324	$29,691,966
Net realized loss on investment transactions	(594,815)	(1,820,009)
Net change in unrealized appreciation on investments	14,546,551	25,183,948

Net increase in net assets resulting from operations	46,105,060	53,055,905

Dividends from net investment income (Note 1)
Class A	(15,806,835)	(16,637,164)
Class B	(2,336,461)	(2,754,984)
Class C	(3,811,311)	(3,585,783)
Class Z	(9,213,224)	(7,150,094)

	(31,167,831)	(30,128,025)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	257,847,816	216,702,918
Net asset value of shares issued in reinvestment of dividends	26,212,662	24,723,007
Cost of shares reacquired	(162,486,369)	(190,010,504)

Net increase in net assets from Fund share transactions	121,574,109	51,415,421

Total increase	136,511,338	74,343,301

Net Assets:
Beginning of year	723,877,210	649,533,909

End of year(a)	$860,388,548	$723,877,210

(a) Includes undistributed net investment income of:	$5,049,837	$4,812,960

See Notes to Financial Statements.

Prudential Muni High Income Fund	43

Notes to Financial Statements

Prudential Investment Portfolios 4—Prudential Muni High Income Fund (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and currently consists of one series: the Prudential Muni High Income Fund. The Fund is a diversified fund.

The investment objective of the Fund is to provide the maximum amount of income that is eligible for exclusion from federal income taxes.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments. Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

44

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which can be applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price to the extent that the valuation meets the established confidence level for each security. Such confidence level is a measure of the probability of a relationship between a given equity security and the factors used in the models. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Muni High Income Fund	45

Notes to Financial Statements (continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

46

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. The Fund accounts for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and Liabilities.” Interest expense related to the Fund’s liability in connection with the floating rate notes held by third parties is recorded as incurred. The interest expense is under the caption “interest expenses and fees related to inverse floaters” in the Fund’s “Statement of Operations” and is also included in the Fund’s expense ratio. For the year ended April 30, 2016, the Fund did not enter into any Tender Option Bond Transactions.

The Fund may also invest in inverse floaters without transferring a fixed rate bond into a trust, which is not accounted for as funded leverage. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

The Fund’s investment policies permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from the registration requirements under Rule 144A of the Securities Act of 1933.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Prudential Muni High Income Fund	47

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains (losses) from investment transactions are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily dividends from net investment income and payment is made monthly. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s

48

performance of such services. PI has entered into a subadvisory agreement with Prudential Fixed Income (“PFI”), which is a business unit of PGIM, Inc. The subadvisory agreement provides that PFI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PFI is obligated to keep certain books and records of the Fund. PI pays for the services of PFI, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets of up to $1 billion and .45% of the average daily net assets in excess of $1 billion. The effective management fee rate was .50% for the year ended April 30, 2016.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25%, .50% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Effective March 9, 2015, the Class A contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the contractual 12b-1 fee waiver of .05% was terminated.

PIMS has advised the Fund that it has received $559,455 for Class A shares in front-end sales charges during the year ended April 30, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended April 30, 2016, it received $12,793, $54,953 and $5,555 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PGIM, Inc. and PIMS are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Muni High Income Fund	49

Notes to Financial Statements (continued)

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended April 30, 2016, were $197,622,748 and $68,857,517, respectively. Although floating rate daily demand notes are shown as short-term investments in the Portfolio of Investments due to frequent reset of coupon rates, they have long-term maturities and are included in these purchases and sales amounts.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended April 30, 2016, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment transactions by $748,616 due to the difference in the treatment of accreting market discount between financial and tax reporting and other book to tax differences. Net investment income, net realized loss on investment transactions and net assets were not affected by this change.

For the year ended April 30, 2016, the tax character of dividends paid was $31,131,177 of tax-exempt income and $36,654 of ordinary income. For the year ended April 30, 2015, the tax character of dividends paid was $29,066,181 of tax-exempt income and $1,061,844 of ordinary income.

As of April 30, 2016, the components of distributable earnings on a tax basis were $5,826,104 of tax-exempt income (includes timing difference of $418,436 for dividends payable) and $160,380 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

50

The United States federal income tax basis of the Fund’s investments and net unrealized appreciation as of April 30, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$799,448,993	$76,674,799	$(18,159,002)	$58,515,797

The difference between book and tax basis was primarily due to the difference between financial and tax reporting with respect to accretion of market discount, deferred losses on wash sales and other adjustments.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after May 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before April 30, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of April 30, 2016, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$14,998,000

Pre-Enactment Losses:
Expiring 2019	$19,389,000

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 4%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a contingent deferred sales charge of 1% on shares redeemed

Prudential Muni High Income Fund	51

Notes to Financial Statements (continued)

within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended April 30, 2016:
Shares sold	8,364,318	$85,816,215
Shares issued in reinvestment of dividends and distributions	1,315,807	13,493,720
Shares reacquired	(7,293,780)	(74,678,747)

Net increase (decrease) in shares outstanding before conversion	2,386,345	24,631,188
Shares issued upon conversion from other share class(es)	346,818	3,544,978
Shares reacquired upon conversion into other share class(es)	(737,527)	(7,558,446)

Net increase (decrease) in shares outstanding	1,995,636	$20,617,720

Year ended April 30, 2015:
Shares sold	8,985,503	$91,417,425
Shares issued in reinvestment of dividends and distributions	1,369,132	13,971,284
Shares reacquired	(10,049,411)	(102,194,983)

Net increase (decrease) in shares outstanding before conversion	305,224	3,193,726
Shares issued upon conversion from other share class(es)	266,696	2,725,442
Shares reacquired upon conversion into other share class(es)	(1,702,396)	(17,165,307)

Net increase (decrease) in shares outstanding	(1,130,476)	$(11,246,139)

52

Class B	Shares	Amount
Year ended April 30, 2016:
Shares sold	124,202	$1,280,741
Shares issued in reinvestment of dividends and distributions	176,583	1,810,797
Shares reacquired	(641,094)	(6,570,919)

Net increase (decrease) in shares outstanding before conversion	(340,309)	(3,479,381)
Shares reacquired upon conversion into other share class(es)	(279,788)	(2,861,043)

Net increase (decrease) in shares outstanding	(620,097)	$(6,340,424)

Year ended April 30, 2015:
Shares sold	175,569	$1,775,159
Shares issued in reinvestment of dividends and distributions	208,425	2,128,130
Shares reacquired	(888,634)	(9,051,291)

Net increase (decrease) in shares outstanding before conversion	(504,640)	(5,148,002)
Shares reacquired upon conversion into other share class(es)	(165,089)	(1,684,932)

Net increase (decrease) in shares outstanding	(669,729)	$(6,832,934)

Class C
Year ended April 30, 2016:
Shares sold	3,167,844	$32,530,046
Shares issued in reinvestment of dividends and distributions	304,879	3,127,909
Shares reacquired	(1,630,667)	(16,679,587)

Net increase (decrease) in shares outstanding before conversion	1,842,056	18,978,368
Shares issued upon conversion from other share class(es)	16,272	165,810
Shares reacquired upon conversion into other share class(es)	(155,883)	(1,596,604)

Net increase (decrease) in shares outstanding	1,702,445	$17,547,574

Year ended April 30, 2015:
Shares sold	2,490,250	$25,426,865
Shares issued in reinvestment of dividends and distributions	289,278	2,954,110
Shares reacquired	(1,345,647)	(13,705,982)

Net increase (decrease) in shares outstanding before conversion	1,433,881	14,674,993
Shares reacquired upon conversion into other share class(es)	(211,494)	(2,164,933)

Net increase (decrease) in shares outstanding	1,222,387	$12,510,060

Class Z
Year ended April 30, 2016:
Shares sold	13,461,841	$138,220,814
Shares issued in reinvestment of dividends and distributions	758,775	7,780,236
Shares reacquired	(6,308,497)	(64,557,116)

Net increase (decrease) in shares outstanding before conversion	7,912,119	81,443,934
Shares issued upon conversion from other share class(es)	890,876	9,115,612
Shares reacquired upon conversion into other share class(es)	(79,348)	(810,307)

Net increase (decrease) in shares outstanding	8,723,647	$89,749,239

Year ended April 30, 2015:
Shares sold	9,615,330	$98,083,469
Shares issued in reinvestment of dividends and distributions	555,492	5,669,483
Shares reacquired	(6,386,594)	(65,058,248)

Net increase (decrease) in shares outstanding before conversion	3,784,228	38,694,704
Shares issued upon conversion from other shares class(es)	1,913,943	19,310,563
Shares reacquired upon conversion into other share class(es)	(99,555)	(1,020,833)

Net increase (decrease) in shares outstanding	5,598,616	$56,984,434

Prudential Muni High Income Fund	53

Notes to Financial Statements (continued)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended April 30, 2016.

Note 8. New Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and has determined that there is no impact on the financial statement disclosures.

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

54

Financial Highlights

Class A Shares
	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.26	$9.91	$10.47	$10.02	$9.18
Income (loss) from investment operations:
Net investment income	.44	.44	.47	.47	.48
Net realized and unrealized gain (loss) on investment transactions	.18	.36	(.57)	.44	.83
Total from investment operations	.62	.80	(.10)	.91	1.31
Less Dividends:
Dividends from net investment income	(.43)	(.45)	(.46)	(.46)	(.47)
Net asset value, end of year	$10.45	$10.26	$9.91	$10.47	$10.02
Total Return(b):	6.19%	8.19%	(.71)%	9.26%	14.61%

Ratios/Supplemental Data:
Net assets, end of year (000)	$402,933	$375,176	$373,610	$442,197	$406,033
Average net assets (000)	$379,356	$376,328	$367,792	$432,410	$383,978
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.87%	.87%	.87%	.86%	.87%
Expenses before waivers and/or expense reimbursement	.87%	.91%	.92%	.91%	.92%
Net investment income	4.30%	4.36%	4.90%	4.55%	4.95%
Portfolio turnover rate(c)	7%	10%	17%	19%	15%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	The portfolio turnover rate including variable rate demand notes was 9% for the year ended April 30, 2016, 17% for the year ended April 30, 2015, 24% for the year ended April 30, 2014, 39% for the year ended April 30, 2013 and 35% for the year ended April 30, 2012.
(d)	Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.

See Notes to Financial Statements.

Prudential Muni High Income Fund	55

Financial Highlights (continued)

Class B Shares
	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.27	$9.92	$10.48	$10.03	$9.19
Income (loss) from investment operations:
Net investment income	.42	.42	.45	.44	.45
Net realized and unrealized gain (loss) on investment transactions	.17	.36	(.57)	.45	.84
Total from investment operations	.59	.78	(.12)	.89	1.29
Less Dividends:
Dividends from net investment income	(.40)	(.43)	(.44)	(.44)	(.45)
Net asset value, end of year	$10.46	$10.27	$9.92	$10.48	$10.03
Total Return(b):	5.93%	7.92%	(.95)%	8.99%	14.33%

Ratios/Supplemental Data:
Net assets, end of year (000)	$57,613	$62,944	$67,445	$77,670	$54,084
Average net assets (000)	$59,446	$66,035	$68,456	$67,171	$43,752
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.12%	1.12%	1.12%	1.11%	1.12%
Expenses before waivers and/or expense reimbursement	1.12%	1.12%	1.12%	1.11%	1.12%
Net investment income	4.06%	4.11%	4.66%	4.30%	4.69%
Portfolio turnover rate(c)	7%	10%	17%	19%	15%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	The portfolio turnover rate including variable rate demand notes was 9% for the year ended April 30, 2016, 17% for the year ended April 30, 2015, 24% for the year ended April 30, 2014, 39% for the year ended April 30, 2013 and 35% for the year ended April 30, 2012.

See Notes to Financial Statements.

56

Class C Shares
	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.27	$9.92	$10.47	$10.03	$9.19
Income (loss) from investment operations:
Net investment income	.36	.37	.40	.39	.40
Net realized and unrealized gain (loss) on investment transactions	.17	.35	(.56)	.44	.84
Total from investment operations	.53	.72	(.16)	.83	1.24
Less Dividends:
Dividends from net investment income	(.35)	(.37)	(.39)	(.39)	(.40)
Net asset value, end of year	$10.45	$10.27	$9.92	$10.47	$10.03
Total Return(b):	5.31%	7.39%	(1.36)%	8.35%	13.77%

Ratios/Supplemental Data:
Net assets, end of year (000)	$125,439	$105,708	$89,990	$120,882	$93,969
Average net assets (000)	$111,295	$97,740	$96,402	$109,555	$82,069
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.62%	1.62%	1.62%	1.61%	1.62%
Expenses before waivers and/or expense reimbursement	1.62%	1.62%	1.62%	1.61%	1.62%
Net investment income	3.55%	3.61%	4.15%	3.80%	4.20%
Portfolio turnover rate(c)	7%	10%	17%	19%	15%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	The portfolio turnover rate including variable rate demand notes was 9% for the year ended April 30, 2016, 17% for the year ended April 30, 2015, 24% for the year ended April 30, 2014, 39% for the year ended April 30, 2013 and 35% for the year ended April 30, 2012.

See Notes to Financial Statements.

Prudential Muni High Income Fund	57

Financial Highlights (continued)

Class Z Shares
	Year Ended April 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.25	$9.90	$10.46	$10.01	$9.17
Income (loss) from investment operations:
Net investment income	.46	.47	.50	.50	.50
Net realized and unrealized gain (loss) on investment transactions	.18	.36	(.57)	.44	.84
Total from investment operations	.64	.83	(.07)	.94	1.34
Less Dividends:
Dividends from net investment income	(.45)	(.48)	(.49)	(.49)	(.50)
Net asset value, end of year	$10.44	$10.25	$9.90	$10.46	$10.01
Total Return(b):	6.48%	8.48%	(.47)%	9.54%	14.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$274,404	$180,050	$118,489	$140,403	$106,432
Average net assets (000)	$208,377	$152,856	$116,356	$129,038	$84,036
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	.62%	.62%	.62%	.61%	.62%
Expenses before waivers and/or expense reimbursement	.62%	.62%	.62%	.61%	.62%
Net investment income	4.54%	4.61%	5.15%	4.80%	5.18%
Portfolio turnover rate(c)	7%	10%	17%	19%	15%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	The portfolio turnover rate including variable rate demand notes was 9% for the year ended April 30, 2016, 17% for the year ended April 30, 2015, 24% for the year ended April 30, 2014, 39% for the year ended April 30, 2013 and 35% for the year ended April 30, 2012.

See Notes to Financial Statements.

58

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 4:

We have audited the accompanying statement of assets and liabilities of Prudential Muni High Income Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 4, including the portfolio of investments, as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 16, 2016

Prudential Muni High Income Fund	59

Tax Information (unaudited)

We are advising you that during the fiscal year ended April 30, 2016, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z

Tax-Exempt Dividends	$.43	$.40	$.35	$.45

In January 2017, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2016.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

60

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years

Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).

Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Muni High Income Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years

Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years

Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.

Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Muni High Income Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer , P.C. (formerly, Blazzard , Grodd & Hasenauer , P.C.).	Since 2012

Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014

Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at prudentialfunds.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Amanda S. Ryan (38) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012

Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011

M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006

Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014

Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Muni High Income Fund

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Muni High Income Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL MUNI HIGH INCOME FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PRHAX	PMHYX	PHICX	PHIZX
CUSIP	74440M104	74440M203	74440M302	74440M401

MF133E    0293039-00001-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended April 30, 2016 and April 30, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $38,774 and $33,475 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended April 30, 2016 and April 30, 2015: none.

(c) Tax Fees

For the fiscal years ended April 30, 2016 and April 30, 2015: none.

(d) All Other Fees

For the fiscal years ended April 30, 2016 and April 30, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000.

Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended April 30, 2016 and April 30, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended April 30, 2016 and April 30, 2015 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures

(such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 4

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	June 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	June 17, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	June 17, 2016